                                      As filed with the SEC on December 30, 2005


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 33-2659

Pre-Effective Amendment No. __


Post-Effective Amendment No. 75


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

1940 Act File No. 811-4556


Amendment No. 76


                         TRANSAMERICA IDEX MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

               570 Carillon Parkway, St. Petersburg, Florida 33716 (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 299-1800

       John K. Carter, Esq. P.O. Box 9012, Clearwater, Florida 33758-5068
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering:

It is proposed that this filing will become effective:

[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485.


[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485.


[ ]  On (Date) pursuant to paragraph (a) (1) of Rule 485.

[ ]  On (Date) pursuant to paragraph (a) (2) of Rule 485.

[ ]  Immediately upon filing pursuant to paragraph (b) of Rule 485.


[X]  On January 3, 2006 pursuant to paragraph (b) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Amendment to the Registration Statement of Transamerica IDEX Mutual Funds relates only to TA IDEX Van Kampen Mid-Cap Growth. The prospectuses and statements of additional information for the other series of Transamerica IDEX Mutual Funds, as previously filed with the Securities and Exchange Commission, are incorporated herein by reference.

PROSPECTUS

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                 JANUARY 3, 2006

TA IDEX VAN KAMPEN MID-CAP GROWTH

CLASS I SHARES

        NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
       SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES
           OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT ISSUED BY FDIC OR ANY    MAY LOSE VALUE.   NOT A DEPOSIT OF OR GUARANTEED BY ANY
FEDERAL GOVERNMENT AGENCY.                     BANK, BANK AFFILIATE, OR CREDIT UNION.

TRANSAMERICA IDEX MUTUAL FUNDS - CLASS I

Transamerica IDEX Mutual Funds ("TA IDEX") consists of several individual funds. Each fund invests in a range of securities, such as stocks and/or bonds, and other assets. Please read this prospectus relating to TA IDEX Van Kampen Mid-Cap Growth carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information ("SAI"). In addition, we suggest you contact your financial professional or a TA IDEX customer service representative, who will assist you.

PLEASE NOTE:   THIS PROSPECTUS DESCRIBES CLASS I SHARES OF TA IDEX VAN KAMPEN
               MID-CAP GROWTH, WHICH ARE CURRENTLY OFFERED FOR INVESTMENT TO THE
               STRATEGIC ASSET ALLOCATION SERIES OF AEGON/TRANSAMERICA SERIES
               TRUST ("ATST"): ATST ASSET ALLOCATION - CONSERVATIVE PORTFOLIO,
               ATST ASSET ALLOCATION - GROWTH PORTFOLIO, ATST ASSET ALLOCATION -
               MODERATE GROWTH PORTFOLIO AND ATST ASSET ALLOCATION - MODERATE
               PORTFOLIO AND THE FOLLOWING TA IDEX STRATEGIC ASSET ALLOCATION
               SERIES ONLY: TA IDEX ASSET ALLOCATION -- CONSERVATIVE PORTFOLIO,
               TA IDEX ASSET ALLOCATION -- GROWTH PORTFOLIO, TA IDEX ASSET
               ALLOCATION -- MODERATE GROWTH PORTFOLIO, AND TA IDEX ASSET
               ALLOCATION -- MODERATE PORTFOLIO.

TABLE OF CONTENTS

SECTION A -- FUND DESCRIPTIONS

-    TA IDEX VAN KAMPEN MID-CAP GROWTH

SECTION B -- SHAREHOLDER INFORMATION

-    REGULATORY PROCEEDINGS

-    INVESTMENT ADVISER

-    CLASS I SHARES

-    FEATURES AND POLICIES

-    DISTRIBUTION OF SHARES

-    OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

-    DISTRIBUTION AND TAXES

-    EXPLANATION OF STRATEGIES AND RISKS - APPENDIX A

TO HELP YOU UNDERSTAND...

In this prospectus, you will see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

     OBJECTIVE

     What is the fund's investment objective? Learn about your fund's goal or objective. The Board of Trustees of TA IDEX may change the fund's investment objective without shareholder approval. As with any investment, there can be no guarantee that the fund will achieve its investment objective.

     PRINCIPAL STRATEGIES AND POLICIES

     How does the fund go about trying to meet its goal? Read about the types of investments each fund contains and what style of investment philosophy it employs.

     PRINCIPAL RISKS

     What are the specific risks for an investor in the fund? Find out what type of risks are associated with the fund.

     PAST PERFORMANCE

     What is the investment performance of the fund?

     FEES AND EXPENSES

     How much does it cost to invest in the fund? Learn about the fund's fees and expenses.

     ADDITIONAL INFORMATION

     Who manages the fund and how much are they paid? See information about the fund's investment adviser and sub-adviser as well as the fees paid to them.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TRANSAMERICA IDEX MUTUAL FUNDS - CLASS I

SUMMARY OF RISKS AND RETURNS

OBJECTIVE

The investment objective of TA IDEX Van Kampen Mid-Cap Growth (the "Fund") is capital appreciation.

PRINCIPAL STRATEGIES AND POLICIES

Under normal market conditions, the Fund will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap Growth Index (which, as of December 23, 2005, consists of companies in the capitalization range of approximately $600 million to $18.4 billion). The Fund's sub-adviser, Morgan Stanley Investment Management, Inc., doing business as Van Kampen ("Van Kampen"), focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, Van Kampen studies company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. Van Kampen generally considers selling a Fund investment when it determines that the investment no longer satisfies its investment criteria.

The Fund may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities, rights and warrants, and debt securities.

Van Kampen also may utilize derivative instruments, including options on securities, futures contracts and options thereon and various currency transactions in several different ways, depending upon the status of the Fund's investment portfolio and Van Kampen's expectations concerning the securities market. Van Kampen may invest up to 25% of the Fund's assets in issuers that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. In times of stable or rising stock prices, the Fund generally seeks to be fully invested in the instruments described above except that at least a small portion of Fund assets generally will be held as cash, repurchase agreements, or cash equivalents to honor redemption requests and for other short-term needs.

The amount of Fund assets invested in cash equivalents does not fluctuate like stock market prices, so that, in times of rising market prices, the Fund may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the Fund can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the Fund could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The Fund is subject to the following principal investment risks:

-    STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the Fund may hold fluctuate in price, the value of your investments in the Fund will go up and down.

-    GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

-    SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

-    FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts ("ADR"s), Global Depositary Receipts ("GDR"s) and European Depositary Receipts

TRANSAMERICA IDEX MUTUAL FUNDS - CLASS I

("EDR"s), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

-    changes in currency values

-    currency speculation

-    currency trading costs

-    different accounting and reporting practices

-    less information available to the public

-    less (or different) regulation of securities markets

-    more complex business negotiations

-    less liquidity

-    more fluctuations in prices

-    delays in settling foreign securities transactions

-    higher costs for holding shares (custodial fees)

-    higher transaction costs

-    vulnerability to seizure and taxes

-    political instability and small markets

-    different market trading days

-    EMERGING MARKETS RISK

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

-    CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

-    PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

-    WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

-    FUTURES, OPTIONS AND DERIVATIVES

Futures, options and derivatives involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

     -    Inaccurate market predictions

     -    Imperfect correlation

     -    Illiquidity

     -    Tax considerations

-    INVESTING AGGRESSIVELY

     - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

     - Rights, options and futures contracts may not be exercised and may expire worthless.

     -    Warrants and rights may be less liquid than stocks.

     -    Use of futures and other derivatives may make the Fund more volatile.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

TRANSAMERICA IDEX MUTUAL FUNDS - CLASS I

INVESTOR PROFILE

This Fund may be appropriate for the investor who seeks capital appreciation over the long-term, is willing to take on the increased risks of investing in medium-sized companies, can withstand substantial volatility in the value of his shares, and wishes to add to his or her personal holdings a fund that invests primarily in common stocks of medium-sized companies.

PAST PERFORMANCE

No performance is shown for the Fund as it was not available until January 3, 2006. Performance information for the Fund will appear in a future version of this prospectus once the Fund has a full calendar year of performance information to report to investors.

FEES AND EXPENSES

There is no sales charge (load) or 12b-1 distribution and service fee on Class I shares, which are currently being offered for sale only to certain other asset allocation funds.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets, expressed as a % of average daily net assets)

                                        CLASS I SHARES
                                        --------------
Management fees                              0.80%
Distribution and service (12b-1) fees        None
Other expenses(a)                            0.20%
Total annual fund operating expenses         1.00%
Expense reduction(b)                        (0.00)%
Net Operating expenses                       1.00%

----------
(a)  Other expenses are based on estimates.

(b) Contractual arrangements have been made with the Fund's investment adviser, Transamerica Fund Advisors, Inc., (TFAI) through March 1, 2007, to waive fees and/or reimburse expenses to the extent that the Fund's total operating expenses exceed 1.00%. TFAI is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation arrangement if on any day the estimated annualized total operating expenses are less than 1.00%.

EXAMPLE

This example is here to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustrative purposes and is not guaranteed. Actual costs may be higher or lower.

SHARE CLASS   1 YEAR   3 YEARS
-----------   ------   -------
     I         $102      $318

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISER:

Transamerica Fund Advisors, Inc.
570 Carillon Parkway
St. Petersburg, Florida 33716-1202

For additional information about TFAI, see the section entitled "Shareholder Information - Investment Adviser" of this prospectus.

ADVISORY FEE

TFAI receives compensation, calculated daily and paid monthly, from the Fund at the annual rate of 0.80% of the Fund's average daily net assets.

SUB-ADVISER:

Morgan Stanley Investment Management, Inc.
doing business as Van Kampen
1221 Avenue of the Americas, 5th Floor
New York, NY 10020

SUB-ADVISORY FEE:

The sub-adviser receives compensation, calculated daily and paid monthly, from TFAI, at the annual rate of 0.40% of the Fund's average daily net assets.

A discussion regarding the basis of TA IDEX's Board of Trustees' approval of the Fund's investment advisory arrangements will be available in the Fund's semi-annual report for the fiscal period ending April 30, 2006.

PORTFOLIO MANAGERS:

The Fund is managed by members of the Van Kampen's U.S. Growth Team. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Dennis Lynch and David Cohen, each a Managing Director, Sam Chainani, an Executive Director, and Alexander Norton, a Vice President.

TRANSAMERICA IDEX MUTUAL FUNDS - CLASS I

DENNIS LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the Fund. Mr. Lynch has worked at Van Kampen since 1997 and joined Van Kampen's U.S. Growth Team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen. Mr. Lynch also manages TA IDEX Van Kampen Small Company Growth and the growth equity portion of ATST Van Kampen Large Cap Core.

DAVID COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth Team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth Team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER NORTON (CO-MANAGER) has worked for Van Kampen since 1999 and joined Van Kampen's U.S. Growth Team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

SECTION B -- SHAREHOLDER INFORMATION

REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting TFAI, the investment adviser for TA IDEX and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, TA IDEX currently believes that the likelihood that it will have a material adverse impact on the Fund is remote. It is important to note that the Fund is not aware of any allegation of wrongdoing against it and its board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the Fund, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Fund and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Fund or any other TA IDEX fund, will bear the costs regarding these regulatory matters.

INVESTMENT ADVISER

TA IDEX's Board of Trustees is responsible for managing the business affairs of TA IDEX. The Board oversees the operation of TA IDEX by its officers. It also reviews the management of each fund's assets by TFAI and investment sub-advisers. You can find additional information about the TA IDEX Trustees and officers in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser for TA IDEX. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with the Fund's sub-adviser. The investment adviser also monitors the sub-adviser's buying and selling of portfolio securities and administration of the Fund. For these services, TFAI is paid an investment advisory fee. This fee is calculated on the average daily net assets of the Fund, and is paid at the rate previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of Fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution or Service Arrangements" in this prospectus.

TA IDEX may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) (Order) that permits TA IDEX and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for the Fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)  materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

CLASS I SHARES

PURCHASE AND REDEMPTION OF SHARES

Class I shares of the TA IDEX funds in this prospectus are currently offered for investment only to strategic asset allocation series of ATST: ATST Asset Allocation - Conservative Portfolio, ATST Asset Allocation - Growth Portfolio, ATST Asset Allocation - Moderate Growth Portfolio and ATST Asset Allocation - Moderate Portfolio and the following TA IDEX asset allocation funds: TA IDEX Asset Allocation -- Conservative Portfolio, TA IDEX Asset Allocation -- Growth Portfolio, TA IDEX Asset Allocation -- Moderate Growth Portfolio, and TA IDEX Asset Allocation -- Moderate Portfolio.

SECTION B -- SHAREHOLDER INFORMATION

Shares of the Fund may be made available to other investors in the future.

FEATURES AND POLICIES

HOW SHARE PRICE IS DETERMINED

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the Fund or an authorized intermediary.

WHEN SHARE PRICE IS DETERMINED

The NAV of the Fund is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares (therefore, the NAV of the Fund may change on days when shareholders will not be able to buy or sell shares of the Funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open.

Orders for shares of the asset allocation funds that invest in the Fund and corresponding orders for the Class I shares of the Fund are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class I shares of the Fund on the same day, so that both orders generally will receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of the Fund is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the Fund that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees of TA IDEX may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the Fund's valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at

SECTION B -- SHAREHOLDER INFORMATION

approximately the time at which the Fund determines its NAV per share.

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into TA IDEX funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, the Fund may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of Fund shares may disrupt portfolio management, hurt Fund performance and drive Fund expenses higher. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs.

THE TA IDEX BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT PURCHASE SHARES OF THE FUND. The Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which it reasonably determines to be in connection with market timing or excessive trading.

Because the shares of the Fund are sold only to certain asset allocation funds, the Fund's policies and procedures to discourage market timing or excessive trading are enforced by the asset allocation funds rather than the Fund. Additional information about such policies and procedures are available in the prospectus of the asset allocation funds. Reallocations in the Fund by an asset allocation fund in furtherance of a portfolio's investment objective are not considered to be market timing or excessive trading.

ASSET ALLOCATION FUNDS

The TA IDEX asset allocation funds discussed above that invest in the Fund may own a significant portion of the shares of the Fund. Transactions by the asset allocation funds may be disruptive to the management of the Fund.

INVESTMENT POLICY CHANGES

NOTE: Unless expressly designated as fundamental, all policies and procedures of the Fund may be changed at any time by TA IDEX's Board of Trustees without shareholder approval.

To the extent authorized by law, TA IDEX and the Fund reserve the right to discontinue offering shares at any time, or to cease operations entirely.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

DISTRIBUTION OF SHARES

UNDERWRITING AGREEMENT

TA IDEX has an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of TFAI and TA IDEX. Under this agreement, AFSG underwrites and distributes all classes of fund shares and bears expenses of offering these shares to the public.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

Transamerica Capital, Inc. ("TCI") (an affiliate of TFAI, and AFSG), TFAI, or the Fund sub-adviser, directly or through TCI, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may provide additional cash payments or non-cash compensation to some, but not all, brokers and other financial intermediaries who sell shares of the asset allocation funds that invest in the Fund or render investor services to asset allocation fund shareholders. Such payments and compensation are in addition to the sales charges, Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the asset allocation funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the asset allocation funds or the Fund and do not result in increased expenses, are not reflected in the fees and expenses section of this prospectus and are described in more detail in the prospectus of the asset allocation funds.

DISTRIBUTIONS AND TAXES

The Fund intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

SECTION B -- SHAREHOLDER INFORMATION

TAXES ON DISTRIBUTIONS IN GENERAL

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not have to pay income tax on amounts it distributes to shareholders, most shareholders will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If the Fund declares a dividend in October, November, or December but pays it in January, you will be taxed on the dividend as if you received it in the previous year.

You normally will be taxed on distributions you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or as long-term capital gain. Distributions that are derived from net long-term capital gains will typically be taxed as long-term capital gain. Other distributions will usually be taxable as ordinary income. Except as described below, the tax consequences of a distribution do not depend upon how long you held your Fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The Fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

TAXES ON THE SALE OF SHARES

If you sell shares of the Fund (including through an exchange for shares of another fund), you generally will have a capital gain or loss, which will be long-term capital gain if you held the shares for more than one year and otherwise short-term capital gain. Such gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds (or the value of the shares received in the case of an exchange), you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

WITHHOLDING TAXES

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

NON-RESIDENT ALIEN WITHHOLDING

SECTION B-- SHAREHOLDER INFORMATION

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless your broker/dealer firm submits your account through the National Securities Clearing Corporation. Your broker/dealer will be required to submit a foreign certification form. Investors changing a mailing address to a non-U.S. address will be required to have a foreign certification form completed by their broker/dealer and returned to us before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to certification requirements. Additionally, a valid W-8BEN form and documentary evidence is required if you not a U.S. citizen or U.S. resident alien.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investment made in shares of the Fund. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the prior discussions of the Fund, you found descriptions of the principal strategies and risks associated with investing in the Fund. In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the Fund. Then refer to this section and read about the risks particular to the Fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. The Fund qualifies as a diversified fund under the 1940 Act.

CONCENTRATION

As a fundamental policy governing concentration, the Fund will not invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies.

INVESTING IN COMMON STOCKS

Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When the Fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

INVESTING IN PREFERRED STOCKS

Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price as the common stock does, adding to their market risk.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though the value of your Fund shares may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary or for extended periods.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

- CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your Fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

- CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

- CURRENCY TRADING COSTS. The Fund may also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The Fund incurs costs when it converts other currencies into dollars, and vice-versa.

- DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

- LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

- LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

- MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, the Fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

- LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

- SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

- HIGHER CUSTODIAL CHARGES. Fees charged by the Fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

- VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

- POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economics can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

- DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

- HEDGING. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the Fund's currency exposure from one currency to another removes the Fund's opportunity to profit from the original currency and involves a risk of increased losses for the Fund if the sub-adviser's projection of future exchange rates is inaccurate.

- EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN SMALL - AND MID-CAP COMPANIES

Investments in securities of small- and mid-cap companies carry greater risks because they are often newer and less established than larger companies. Small- and mid-cap companies tend to depend on one or a few key managers, and they often have more limited product lines, distribution channels and financial resources, and a more limited trading market for their stocks. As a result, stocks of small- and mid-cap companies tend to be more volatile and less liquid than those of larger companies, and may decline more sharply than the stocks of larger, more established companies or the stock market in general. Small and mid-cap companies have historically gone through periods of weaker performance as compared to larger companies.

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES

Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs.

Risks include:

DERIVATIVES. The Fund may use derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed.

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the funds:

- MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

- CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

- LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

- LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Fund will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

- LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

- MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. If a Fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

     Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

INVESTING IN FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

-    inaccurate market predictions;

-    imperfect correlation;

-    illiquidity;

-    tax consequences;

-    potential unlimited loss; and

APPENDIX A
EXPLANATION OF STRATEGIES AND RISKS

- volatile net asset value due to substantial fluctuations in the value of these futures.

INVESTING IN RIGHTS AND WARRANTS

Subject to its investment restrictions, the Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

INVESTMENT STRATEGIES

The Fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. The Fund is under no obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Fund to other risks and considerations, which are discussed in the Fund's SAI.

VARIOUS INVESTMENT TECHNIQUES

Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the Fund's portfolio of investments and are not used for leverage. Use of such strategies may result in a Fund manager's failure to achieve the Fund's goals. Also, limiting losses in this manner may cap possible gains.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when the Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

      Both the investment returns and principal value of mutual funds will fluctuate over time so that shares, when redeemed, may be worth more or less than their original cost.

                         Transamerica IDEX Mutual Funds
                            www.transamericaidex.com
                    P.O. Box 9012 - Clearwater, FL 33758-9012
        Customer Service: 1-888-233-4339 - Sales Support: 1-800-851-7555
              Distributor: AFSG Securities Corporation, Member NASD

       Shareholder inquiries and transaction requests should be mailed to:
                         Transamerica IDEX Mutual Funds
                                 P.O. Box 219945
                           Kansas City, MO 64121-9945

ADDITIONAL INFORMATION about the Fund is contained in the SAI, dated January 3, 2006, and will be contained in the annual and semi-annual reports to shareholders, which are incorporated by reference into this prospectus. Other information about the Fund has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the Fund (including the
SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplication fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102. Reports and other information about the Fund are also available on the Commission's Internet site at http://www.sec.gov. To obtain a copy of the SAI or the Annual and Semi-Annual reports, without charge, or to make other inquiries about the Fund, call or write to Transamerica IDEX Mutual Funds at the phone number or address above. In the Transamerica IDEX annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The Investment Company Act File Number for Transamerica IDEX Mutual Funds is:
811-04556

                         TRANSAMERICA IDEX MUTUAL FUNDS

                        TA IDEX VAN KAMPEN MID-CAP GROWTH

                                 CLASS I SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 3, 2006

                         TRANSAMERICA IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                   Customer Service (888) 233-4339 (toll free)

TA IDEX Van Kampen Mid-Cap Growth (the "Fund") is a series of Transamerica IDEX Mutual Funds ("Transamerica IDEX" or "TA IDEX"), an open-end management investment company that offers a selection of investment funds. Transamerica IDEX is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is diversified.

This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the Transamerica IDEX prospectus dated January 3, 2006, as it may be supplemented from time to time, which may be obtained free of charge by writing or calling Transamerica IDEX at the above address or telephone number. This SAI contains additional and more detailed information about the Transamerica IDEX operations and activities than that set forth in the prospectus. The Transamerica IDEX Annual Report to shareholders for the Fund, when available, including the financial statements therein, will be incorporated by reference in the SAI.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVES....................................................      1
INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES..........................      1
OTHER POLICIES AND PRACTICES OF THE FUNDS................................      2
   OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS.....................      4
   FOREIGN INVESTMENTS...................................................      8
   WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES.......     10
   ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES...................     10
   MORTGAGE-RELATED SECURITIES...........................................     11
   INCOME PRODUCING SECURITIES...........................................     12
   LENDING OF FUND SECURITIES............................................     13
   ILLIQUID AND RESTRICTED/144A SECURITIES...............................     13
   MUNICIPAL OBLIGATIONS.................................................     14
   LOANS.................................................................     14
   EQUITY EQUIVALENTS....................................................     15
   EVENT-LINKED BONDS....................................................     15
   COLLATERALIZED DEBT OBLIGATIONS.......................................     15
   REPURCHASE AND REVERSE REPURCHASE  AGREEMENTS.........................     16
   PASS-THROUGH SECURITIES...............................................     16
   HIGH YIELD/HIGH-RISK SECURITIES.......................................     16
   WARRANTS AND RIGHTS...................................................     17
   U.S. GOVERNMENT SECURITIES............................................     17
   TEMPORARY DEFENSIVE POSITION..........................................     17
   OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST........................     17
   PORTFOLIO TURNOVER RATE...............................................     19
   DISCLOSURE OF PORTFOLIO HOLDINGS......................................     19
INVESTMENT ADVISORY AND OTHER SERVICES...................................     20
DISTRIBUTOR..............................................................     22
ADMINISTRATIVE SERVICES..................................................     22
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES...........................     23
FUND TRANSACTIONS AND BROKERAGE..........................................     23
   DIRECTED BROKERAGE....................................................     24
TRUSTEES AND OFFICERS....................................................     25
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES..............     32
NET ASSET VALUE DETERMINATION............................................     33
DIVIDENDS AND OTHER DISTRIBUTIONS........................................     34

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
                                                                            ----
REDEMPTION OF SHARES.....................................................     34
TAXES....................................................................     34
PRINCIPAL SHAREHOLDERS...................................................     38
MISCELLANEOUS............................................................     38
   SHARES OF BENEFICIAL INTEREST.........................................     38
   INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM...............     38
   PROXY VOTING POLICIES AND PROCEDURES..................................     39
PERFORMANCE INFORMATION..................................................     39
FINANCIAL STATEMENTS.....................................................     40
APPENDIX A...............................................................    A-1
APPENDIX B...............................................................    B-1

                              INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of TA IDEX Van Kampen Mid-Cap Growth (the "Fund"), the principal types of securities in which the Fund will invest, and the policies and practices of the Fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that the Fund will, in fact, achieve its objective. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of the Fund may result in the Fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS, POLICIES AND PRACTICES

As indicated in the prospectus, the Fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. The Fund has adopted the following fundamental restrictions:

1. DIVERSIFICATION

The Fund shall be a "diversified company" as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. BORROWING

The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

3. SENIOR SECURITIES

The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. UNDERWRITING SECURITIES

The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, the Fund may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. REAL ESTATE

The Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. MAKING LOANS

The Fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. CONCENTRATION OF INVESTMENTS

The Fund may not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

8. COMMODITIES

The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL RESTRICTIONS

Furthermore, the Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees of TA IDEX without shareholder approval.

1. INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may not purchase securities issued by registered open-end investment companies or registered unit investment trusts in reliance upon Section 12(d)(1)(F) or Section 12 (d)(1)(G) of the 1940 Act.

2. ILLIQUID SECURITIES

The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

                    OTHER POLICIES AND PRACTICES OF THE FUND

OPTIONS, FUTURES AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in the Fund's investment restrictions and policies.

OPTIONS ON SECURITIES AND INDICES. In an effort to increase current income and to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. The Fund also may write call options that are not covered for cross-hedging purposes. The Fund may write and buy options on the same types of securities that the Fund may purchase directly. There are no specific limitations on the Fund's writing and buying of options on securities.

A call option gives the purchaser the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security, as the case may be. A call option is covered if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if the Fund segregates cash or other liquid assets with a value equal to the exercise price with its custodian. Put and call options will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

When a portfolio security or currency subject to a call option is sold, the Fund will effect a "closing purchase transaction" -- the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which the Fund previously has written. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or the Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the holder thereof, the Fund will forego the potential benefit represented by market appreciation over the exercise price.

When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of its statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, it will realize a gain

(or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

Once the decision to write a call option has been made, the Fund's investment adviser or a sub-adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit a sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Exercise prices of options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Where the Fund may purchase put options, the Fund is purchasing the right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Puts may be acquired to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any accreted market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. The Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The Fund will segregate assets or otherwise cover index options that would require it to pay cash upon exercise.

A principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

OPTIONS ON FOREIGN CURRENCIES. The Fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which Fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of Fund securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

The Fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of Fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in the Fund. A call option is also covered if: (i) the Fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

The Fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may enter into futures contracts, purchase or sell options on any such futures contracts, and engage in related closing transactions. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The Fund may use future contracts to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

The Fund also may purchase and sell put and call options on futures contracts. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) a specified exercise price at any time during the option exercise period. Sellers of options on futures contracts, like buyers and sellers of futures contracts, make an initial margin deposit and are subject to calls for variation margin.

Futures transactions involve brokerage costs and require the Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid securities to cover its obligation under such contracts. There is a possibility that the Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rates and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Futures transactions will be limited to the extent necessary to maintain the qualification of the Fund as a regulated investment companies and to avoid being deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and be subject to registration or regulation as such under the Commodity Exchange Act.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

The Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). The Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

By entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the Fund is able to protect themselves against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge foreign currency exchange rate risk by engaging in a currency financial futures and options transactions, which are described below. The forecasting of short-term currency market movements is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund will have to convert its holdings of foreign currencies into U.S. dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, the Fund's ability to utilize forward currency contracts may be restricted. In addition, the Fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, the Fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. The Fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The Fund also may enter into these transactions to attempt to protect against any increase in the price of securities the Fund may consider buying at a later date.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

The Fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If the Fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as the Fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The Fund's sub-advisers may use these opportunities to the extent they are consistent with the Fund's investment objective and as are permitted by the Fund's investment limitations and applicable regulatory requirements.

CREDIT DEFAULT SWAPS. The Fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

EURO INSTRUMENTS. The Fund may make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency- denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of Funds, and sellers to obtain a fixed rate for borrowings. The Fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, the Fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Fund as: the possible loss of the entire premium paid for an option bought by the Fund; the inability of the Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, the Fund must segregate assets with the Fund's custodian bank to ensure that the Fund will be able to meet its obligations pursuant to these instruments. Segregation of a large percentage of the Fund's assets could impede implementation of the Fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Office of the Comptroller of the Currency (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

FOREIGN INVESTMENTS

The Fund may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"). Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund investing in foreign markets is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. The value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of the Fund investing in foreign markets. In addition, although the Fund will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that the Fund's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by Funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due. The Fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When the Fund engages in when-issued or forward delivery transactions, it will do so consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Fund until it receives payment or delivery from the other party for any of the above transactions. The Fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the Fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to its investment restrictions, the Fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal

Revenue Code of 1986 ("Code"), the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which Fund expenses could be allocated and may reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

MORTGAGE-RELATED SECURITIES

The Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and by nongovernmental entities, provided, however, that to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on its investment in investment company securities.

Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow Funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Fund may invest in Collateralized Mortgage Obligations ("CMOs") residuals and stripped mortgage-backed securities ("SMSBs"). CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

INCOME PRODUCING SECURITIES

Unless as otherwise disclosed, the Fund generally will purchase defaulted securities only when the respective sub-advisers believe, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the sub-adviser's belief as to the resumption of income payments, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

     Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial, or at times even total, losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

     Disposition of Fund Securities. The Fund generally intends to purchase securities for which the sub-adviser expects an active market to be maintained, defaulted securities may be less actively traded than other securities making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. The Fund will limit holdings of any such securities to amounts that the sub-adviser believes could be readily sold, and its holdings of such securities would, in any event, be limited so as not to limit the Fund's ability to readily dispose of securities to meet redemptions.

     Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Fund.

Other types of income producing securities that the Fund may purchase include, but are not limited to, the following:

     Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

     Standby Commitments. These instruments, which are similar to a put, give the Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

     Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

     Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security.

The Fund will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of their portfolios.

These investments are subject to credit risk and market risk. Credit risk relates to the party's ability to make payment upon demand; market risk relates to the fact that the value of the security will be impacted by the rise and fall of interest rates.

LENDING OF FUND SECURITIES

The Fund, from time to time, may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. In accordance with guidelines from the SEC and its staff, the Fund must receive at least 100% collateral, in the form of cash or U.S. Government securities. This collateral must be valued daily, and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lender. During the time portfolio securities are on loan, the borrower pays the lender dividends or interest paid on such securities. Loans are subject to termination by the lender or the borrower at any time. While the Fund does not have the right to vote securities on loan, each intends regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the Fund, it could experience delays in recovering its securities and possible capital losses. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions determined to be creditworthy under guidelines that may be established by the Board of Trustees.

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, the Fund may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

TA IDEX's Board of Trustees has authorized the Fund's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines which may be amended from time to time, the Fund's sub-adviser generally will consider several factors in determining whether a Rule 144A security is liquid, such as:
1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer and/or other factors deemed appropriate. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The Fund may be restricted in its ability to sell such securities at a time when the Fund's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

MUNICIPAL OBLIGATIONS

The Fund may invest in the following types of municipal obligations:

MUNICIPAL BONDS. Municipal bonds generally are classified as general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain Funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation.

MUNICIPAL NOTES. Municipal notes are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of six months to three years. Such notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is short-term debt obligations issued by municipalities. Although done so infrequently, municipal commercial paper may be issued at a discount (sometimes referred to as Short-Term Discount Notes). These obligations are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the sub-adviser believes that this increase may continue.

VARIABLE RATE OBLIGATIONS. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the Fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. The issuer of the variable rate obligation may retain the right to prepay the principal amount prior to maturity.

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. The Fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless the Fund has been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default.

LOANS

The Fund may invest in certain commercial loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. The Fund's investment in a loan participation typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any right of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases a loan assignment from lenders, it will acquire direct rights against the borrowers on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet redemptions of Fund shares, to meet the Fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to value these securities for purposes of calculating its net asset value.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

EQUITY EQUIVALENTS

In addition to investing in common stocks, the Fund may invest in other equity securities and equity equivalents, including securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the sub-adviser. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, are an example of the type of derivative security in which the Fund might invest.

EVENT-LINKED BONDS

The Fund may invest in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

COLLATERALIZED DEBT OBLIGATIONS

The Fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, the Fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest.

In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties the investment sub-adviser for the Fund deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

The Fund may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests, which are fully discussed in this SAI. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Fund.

HIGH YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (commonly known as "junk bonds") are below investment grade securities that involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

VALUATION RISKS. Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. The Fund, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods.

LIQUIDITY RISKS. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by the Fund; (iii) the new asset value of the Fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, the Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that the Fund may hold include, in addition to those described in the prospectus, are direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, the Fund may, at times, choose to hold some or all of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when the Fund assumes a temporary defensive position, it may not be able to achieve its investment objective.

OTHER SECURITIES IN WHICH THE FUND MAY INVEST

CORPORATE DEBT SECURITIES. The Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

COMMERCIAL PAPER. Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

INTERNATIONAL AGENCY OBLIGATIONS. The Fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The Fund may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS. Subject to its investment restrictions, the Fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for the Fund deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by the Fund, but the Fund is not restricted to obligations or institutions that satisfy specified quality criteria.

VARIABLE OR FLOATING RATE SECURITIES. Subject to its investment restrictions, the Fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. These securities generally are structured as loans.

PREFERRED STOCKS. Subject to the Fund's investment restrictions, the Fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

CONVERTIBLE SECURITIES. Subject to its investment restrictions, the Fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

COMMON STOCKS. Subject to its investment restrictions, the Fund may invest in common stocks. Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.

PORTFOLIO TURNOVER RATE

Changes may be made in the Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders, and the Fund will be managed without regard to its portfolio turnover rate. The portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may have adverse tax consequences

The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the confidentiality of its holdings and prevent the selective disclosure of non-public information about its portfolio holdings. The Fund's service providers are required to comply with this policy. No non-public information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with the Fund's policies.

The Fund or its duly authorized service providers, may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of the Fund's completed purchases and sales may only be made available after the public disclosure of the Fund's portfolio holdings.

The Fund will publish all portfolio holdings on a quarterly basis on its website at www.transamericaidex.com 30 days after the end of each calendar quarter. Such information will generally remain online for 6 months or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Fund. The Fund may then forward the information to investors and consultants requesting it. As the Fund has not yet commenced operations, the Fund's portfolio holdings are not yet available.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds by these services and departments, the Fund may distribute (or authorize its service providers to distribute) portfolio holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the Fund nor is service providers receive any compensation from such services and departments. Subject to such departures as the Fund's investment adviser's compliance department believes reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Fund (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the investment adviser's compliance department or the Fund's Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board violations of the Fund's policies and procedures on disclosure of portfolio holdings.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Transamerica IDEX has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of the Fund with Transamerica Fund Advisors, Inc. ("TFAI" or "Investment Adviser"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TFAI supervises the Fund's investments and conducts its investment program.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

INVESTMENT ADVISER COMPENSATION

TFAI receives compensation, calculated daily and paid monthly, from the Fund at the following annual rate (expressed as a specified percentage of the Fund's average daily net assets):

FUND                                PERCENTAGE OF AVERAGE DAILY NET ASSETS
----                                --------------------------------------
TA IDEX Van Kampen Mid-Cap Growth                    0.80%

ADVISORY AGREEMENT

The duties and responsibilities of the Investment Adviser are specified in the Advisory Agreement. The Advisory Agreement provides that TFAI will perform the following services or cause them to be performed by others: (i) furnish to the Fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate Fund officers, and (iii) be responsible for the administration of the Fund. The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the Fund, TFAI or by a vote of shareholders of the Fund. The Advisory Agreement provides that after an initial term of up to two years, it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that TFAI shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of TFAI in the performance of its duties thereunder.

The Fund pays its allocable share of the fees and expenses of its non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the Fund or TFAI, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the Fund permits to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of Fund shares under federal and state law.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation arrangement with Transamerica IDEX on behalf of the Fund, pursuant to which TFAI has agreed to waive fees and/or reimburse expenses, whenever, in any fiscal year, the total cost to the Fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, 12b-1 fees, interest and taxes, exceeds 1.00% of the Fund's average daily net assets. The Fund will, at a later date reimburse TFAI for fees expenses previously waived or reimbursed during the previous 36 months if on any day or month, the estimated annualized operating expenses of the Fund are less than the expense cap. However, the Fund will proceed to such recoupment only if, after such recoupment, the Fund's expense ratio does not exceed the expense cap. The agreement continues automatically for one-year terms unless TFAI provides written notice to Transamerica IDEX at least 30 days prior to the end of the then-current term. The agreement will terminate upon termination of the Investment Advisory

Agreement, or may be terminated by Transamerica IDEX, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

As of the date of this SAI, the Fund has not commenced operations. As a result, no fees were paid for the past fiscal year.

SUB-ADVISER

Morgan Stanley Investment Management, Inc. doing business as Van Kampen ("Van Kampen" or "Sub-Adviser"), located at 1221 Avenue of the Americas, 5th Floor New York, New York 10020, serves as sub-adviser to the Fund pursuant to a sub-advisory agreement with TFAI.

As of the date of this SAI, the Fund has not commenced operations. As a result, no sub-advisory fees were paid in the prior fiscal year. The Sub-Adviser receives compensation, calculated daily and paid monthly, from TFAI at the following annual rates (expressed as a specified percentage of the Fund's average daily net assets):

Fund                                Sub-Adviser   Sub-Advisory Fee
----                                -----------   ----------------
TA IDEX Van Kampen Mid-Cap Growth   Van Kampen          0.40%

The Sub-Adviser also serves as investment adviser or sub-adviser to other funds and/or private accounts that may have investment objectives identical or similar to that of the Fund. Securities frequently meet the investment objectives of one or all of these funds and the private accounts. In such cases, the Sub-Adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by the Sub-Adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), and the private accounts in a manner believed by the Sub-Adviser to be equitable to each.

INFORMATION ABOUT THE FUND'S PORTFOLIO MANAGERS

Information regarding the other accounts managed by the Fund's portfolio managers, the methods by which the Fund's portfolio manager(s) are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each fund portfolio manager are provided in Appendix A of this SAI.

BOARD REVIEW AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting of the Board of Trustees of Transamerica IDEX held on November 2, 2005, the Board considered and approved for a two-year period the Investment Advisory Agreement between TA IDEX, on behalf of the Fund, and TFAI as well as the Investment Sub-Advisory Agreement of the Fund between TFAI and the Sub-Adviser. In approving these agreements, the Board concluded that the Investment Advisory and Investment Sub-Advisory Agreements would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders based upon the following determinations, among others:

THE NATURE, EXTENT AND QUALITY OF THE ADVISORY SERVICE TO BE PROVIDED. The Board considered the nature and quality of the services anticipated to be provided by TFAI and the Sub-Adviser. The Board concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by TFAI's and the Sub-Adviser's management capabilities demonstrated with respect to other funds managed by TFAI and the Sub-Adviser, TFAI's management oversight process, and the professional qualifications and the experience of the Sub-Adviser's portfolio management team. The Board also concluded that the services anticipated to be provided by TFAI and the Sub-Adviser are appropriate in scope and extent in light of the Fund's anticipated operations, and the competitive landscape of the investment company business and investor needs.

THE ANTICIPATED INVESTMENT PERFORMANCE OF THE FUND. The Board concluded, based in particular on performance achieved by the Sub-Adviser with respect to comparable investment companies and the Trustees' assessment of the nature, extent and quality of investment advisory and related services to be provided or procured by TFAI and the Sub-Adviser to the Fund, that TFAI and the Sub-Adviser would be capable of generating a level of investment performance that is appropriate in light of the Fund's investment objectives, policies and strategies and competitive with other investment companies.

THE COST OF ADVISORY SERVICES PROVIDED AND THE LEVEL OF PROFITABILITY. On the basis of the Board's review of the fees to be charged by TFAI and the Sub-Adviser for investment advisory and related services, and the estimated profitability of TFAI's relationships with the Fund and TA IDEX, the Board concluded that the level of investment advisory fees and the anticipated profitability is appropriate in light of the services to be provided.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF INVESTORS. In evaluating the extent to which the fees payable under the proposed advisory and sub-advisory agreements will permit economies of scale to be realized in the future, the Board took note of the anticipated level of assets in the Fund. The Board determined that the Fund has yet to achieve meaningful economies of scale, which, therefore, cannot yet be reflected in the proposed advisory and sub-advisory fees. The Board also noted that although the agreements do not include investment advisory fee breakpoints, the Board would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of advisory and sub-advisory fees payable to TFAI and the Sub-Adviser, respectively, in the future.

BENEFITS (SUCH AS SOFT DOLLARS) TO TFAI OR THE SUB-ADVISER FROM ITS RELATIONSHIP WITH THE FUND. The Board concluded that other benefits to be derived by TFAI or the Sub-Adviser from its relationship with the Fund will be reasonable and fair, and consistent with industry practice and the best interests of the Fund. In this regard, the Board noted that TFAI does not realize "soft dollar" benefits from its relationship with the Fund, and that the Sub-Adviser would engage in "soft dollar" arrangements consistent with applicable law and "best execution" requirements. The Board also noted that the Sub-Adviser will be participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund will be recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of "soft-dollar" arrangements the Sub-Adviser may engage in with respect to the Fund's brokerage transactions.

OTHER CONSIDERATIONS. The Board also determined that TFAI makes substantial commitments to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Trustees also concluded that TFAI makes significant entrepreneurial commitments to the management and success of the Fund, reflected by TFAI's expense limitation and fee waiver arrangements with the Fund, which may result in TFAI waiving a substantial amount of advisory fees for the benefit of shareholders.

                                   DISTRIBUTOR

Transamerica IDEX has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of the shares of the Fund. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the investment advisory agreements discussed above.

                             ADMINISTRATIVE SERVICES

TFAI is responsible for the supervision of all administrative functions and paying its allocable portion of the salaries, fees and expenses of all Fund officers and of those trustees who are affiliated with TFAI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of the Fund and the preparation and filing of the Fund's initial registration statements under the 1933 Act and 1940 Act are also paid by TFAI. Transamerica IDEX has entered into an Administrative Services Agreement ("Administrative Agreement") with Transamerica Fund Services, Inc. ("TFS") on behalf of the Fund. Under the Administrative Agreement, TFS carries out and supervises all of the administrative functions of the Fund and incurs expenses payable by Transamerica IDEX related to such functions. The Fund has entered into an agreement wherein the Fund would pay 0.02% of its daily net assets annually for such administrative service.

The administrative duties of TFS with respect to the Fund include: providing the Fund with office space, telephones, office equipment and supplies; paying the compensation of the Fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Fund (other than those maintained by the Fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of the Fund; authorizing expenditures and approving bills for payment on behalf of the Fund; and providing executive, clerical and secretarial help needed to carry out its duties.

As of the date of this SAI, the Fund has not commenced operations. As a result, no administrative fees were paid for the past fiscal year.

                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, is custodian for Transamerica IDEX. The custodian is not responsible for any of the investment policies or decisions of the Fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the Fund.

TFS, 570 Carillon Parkway, St.Petersburg, Florida 33716, also is the transfer agent, withholding agent and dividend disbursing agent for the Fund. TFS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of TFAI. The Fund pays the transfer agent an annual per-account charge of $19.60 for each Open Account and $1.50 for each Closed Account. There is no new account charge.

Transaction requests should be mailed to Transamerica IDEX Mutual Funds, P.O. Box 219945, Kansas City, MO 64121-9945 or Transamerica IDEX Mutual Funds, 330 W. 9th Street, Kansas City, MO 65105 (for overnight mail).

IBT is a provider of data processing and recordkeeping services for the Transamerica IDEX transfer agent. The Fund may use an affiliate of IBT as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.")

As of the date of this SAI, the Fund has not commenced operations. As a result, no transfer agency fees were paid and no brokerage credits were received for the past fiscal year.

                         FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of Fund business and negotiation of commission rates are made by the Fund's Sub-Adviser, whose policy is to obtain the "best execution" of all Fund transactions. The Investment Advisory Agreement and Sub-Advisory Agreement for the Fund specifically provide that in placing portfolio transactions for the Fund, the Sub-Adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction consistent with by the Securities Exchange Act of 1934, as amended (the "1934 Act").

In selecting brokers and dealers and in negotiating commissions, the Sub-Adviser may consider a number of factors, including but not limited to:

     The Sub-Adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

     The nature of the security being traded;

     The size and type of the transaction;

     The nature and character of the markets for the security to be purchased or sold;

     The desired timing of the trade;

     The activity existing and expected in the market for the particular security;

     The quality of the execution, clearance and settlement services;

     Financial stability;

     The existence of actual or apparent operational problems of any broker or dealer; and

     Research products and services provided.

In recognition of the value of the foregoing factors, the Sub-Adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the Sub-Adviser. Research provided may include:

     Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

     Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

     Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

     Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the Sub-Adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the Sub-Adviser provide research and other services described above.

The Sub-Adviser may use research products and services in servicing other accounts in addition to the Fund. If the Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser may allocate the costs of such service or product accordingly. The portion of the product or service that the Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation determination may pose a potential conflict of interest for the Sub-Adviser.

When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

The Sub-Adviser may place transactions for the purchase or sale of portfolio securities with affiliates of TFAI, AFSG or the Sub-Adviser, including InterSecurities, Inc., AEGON USA Securities, Inc. or DST Securities, Inc. The Sub-Adviser may place such transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, Transamerica IDEX's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

As of the date of this SAI, the Fund has not commenced operations. As a result, no transactions with affiliates had been effected for the past fiscal year.

DIRECTED BROKERAGE

The Sub-Adviser to the Fund, to the extent consistent with the best execution and with TFAI's usual commission rate policies and practices, may place portfolio transactions of the Fund with broker/dealers with which the Fund has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the Fund's portfolio transactions to the payment of operating expenses that would otherwise be borne by the Fund. These commissions are not used for promoting or selling Fund shares or otherwise related to the distribution of Fund shares.

As of the date of this SAI, the Fund has not commenced operations. As a result, the Fund did not direct brokerage transactions to a broker because of research services provided for the past fiscal year.

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each TA IDEX fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of the TA IDEX funds and the operation of Transamerica IDEX by its officers. The Board also reviews the management of the Fund's assets by TFAI and the Sub-Adviser. Transamerica IDEX is part of a Fund Complex which consists of Transamerica IDEX, AEGON/Transamerica Series Trust ("ATST"), and Transamerica Income Shares, Inc. ("TIS"), and consists of 89 funds/portfolios as of the date of this SAI.

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified; or (2) a Trustee resigns, is replaced or his or her term as a Trustee is terminated in accordance with the Fund's by-laws. The executive officers are elected and appointed by the Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.

                                                                                                          NUMBER OF
                                             TERM OF                                                        FUNDS          OTHER
                            POSITION(S)    OFFICE AND                                                    IN COMPLEX   DIRECTORSHIPS
                             HELD WITH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST 5        OVERSEEN        HELD BY
  NAME, ADDRESS AND AGE         FUND       TIME SERVED                       YEARS                       BY TRUSTEE       TRUSTEE
  ---------------------     -----------   ------------       -------------------------------------       ----------   --------------
INTERESTED TRUSTEES

Thomas P. O'Neill*          Trustee       Indefinite**   President, AEGON Financial Services Group,          87       N/A
AEGON USA, Inc.                           2003 -         Inc., Financial Institution Division (2001 -
1111 North Charles Street                 present        present); Trustee, AEGON/ Transamerica Series
Baltimore, MD 21201-5574                                 Trust (ATST) (2003 - present); Director,
(DOB: 3/11/58)                                           Transamerica Income Shares, Inc. (TIS) (2003
                                                         - present) & Transamerica Index Funds, Inc.
                                                         (TIF) (2004 - 2004); Director, National
                                                         Aquarium of Baltimore

Brian C. Scott*             Trustee,      Indefinite**   Trustee (2003 - present), President & CEO           86       N/A
Transamerica Fund           President     Trustee        (2002 - present), ATST; Director, TIS (2002 -
Advisors, Inc.              & Chief       2003 -         2005); President & Director, TIF (2002
570 Carillon Parkway        Executive     present;       -2004); Manager, Transamerica Investment
St. Petersburg, FL 33716    Officer       President,     Management (2002-2005); Director (2002 -
(DOB: 9/29/43)              (CEO)         CEO 2002 -     present), CEO & President (2001 - present),
                                          present        Transamerica Fund Advisors, Inc. (TFAI) &
                                                         Transamerica Fund Services, Inc. (TFS); CEO,
                                                         Transamerica Investors, Inc. (TII) (2003 -
                                                         present); Director, President & CEO, Endeavor
                                                         Management Co. (2001-2002)

INDEPENDENT TRUSTEES

Peter R. Brown              Chairman,     Indefinite**   Chairman & Trustee, ATST (1986 - present);          87       N/A
8323 40th Place North       Trustee       1986 -         Chairman (2003 - present) & Director (2002 -
St. Petersburg, FL 33709                  present        present), TIS; Chairman & Director, TIF (2002
(DOB: 5/10/28)                                           - 2004); Chairman of the Board, Peter Brown
                                                         Construction Company (1963 - 2000); Rear
                                                         Admiral (Ret.) U.S. Navy Reserve, Civil
                                                         Engineer Corps.

Charles C. Harris           Trustee       Indefinite**   Trustee, ATST (1986 - present); Director, TIS       87       N/A
2840 West Bay Drive, #215                 1994 -         (2002 - present)
Belleair Bluffs, FL 33770                 present
(DOB: 7/15/30)

Russell A. Kimball, Jr.     Trustee       Indefinite**   Trustee, ATST (1986 - present); Director, TIS       87       N/A
1160 Gulf Boulevard                       2002 -         (2002 - present); General Manager, Sheraton
Clearwater Beach,                         present        Sand Key Resort (1975 - present)
FL 34630
(DOB: 8/17/44)

William W. Short, Jr.       Trustee       Indefinite**   Trustee, ATST (2000 - present); Director, TIS       87       N/A
7882 Lantana Creek Road                   1986 -         (2002 - present); Retired CEO and Chairman of
Largo, FL 33777                           present        the Board, Shorts, Inc.
(DOB: 2/25/36)

Daniel Calabria             Trustee       Indefinite**   Trustee, ATST (2001 - present); Director, TIS       87       N/A
7068 S. Shore Drive S.                    1996 -         (2002 - present); Trustee (1993-2004) &
South Pasadena, FL 33707                  present        President (1993-1995), Florida Tax Free Funds
(DOB: 3/5/36)

Janice B. Case              Trustee       Indefinite**   Trustee, ATST (2001 - present); Director, TIS       87       Central
205 Palm Island NW                        2002 -         (2002 - present); Director, Central Vermont                  Vermont Public
Clearwater, FL 33767                      present        Public Service Co. (Audit Committee);                        Service Co.
(DOB: 9/27/52)                                           Director, Western Electricity Coordinating
                                                         Council (Chairman, Human Resources and
                                                         Compensation Committee); Senior Vice
                                                         President (1996-2000), Vice President
                                                         (1990-1996), Director of Customer Service &
                                                         Marketing (1987-1990), Florida Power
                                                         Corporation

Jack E. Zimmerman           Trustee       Indefinite**   Retired Director, Regional Marketing of             45       N/A
6778 Rosezita Lane                        1985 -         Marietta Corporation & Director of Strategic
Dayton, OH 45459                          present        Planning, Martin Marietta Baltimore Aerospace
(DOB: 2/3/28)

Leo J. Hill                 Trustee       Indefinite**   Trustee, ATST (2001 - present); Director, TIS       87       N/A
7922 Bayou Club Blvd.                     2002 -         (2002 - present); Owner & President, Prestige
Largo, FL 33777                           present        Automotive Group (2001 - 2005)
(DOB: 3/27/56)

John W. Waechter            Trustee       Indefinite**   Trustee, ATST (2004 - present); Director, TIS       87       N/A
3913 Bayview Circle                       2005 -         (2004 - present); Executive Vice President,
Gulfport, FL 33707                        present        Chief Financial Officer, Chief Compliance
(DOB: 2/25/52)                                           Officer, William R. Hough & Co. (1979 -
                                                         2004); Treasurer, The Hough Group of Funds
                                                         (1993 - 2004)

Robert L. Anderson, Ph.D.   Trustee       Indefinite**   Dean, Professor, College of Business,               45       N/A
3301 Bayshore Blvd.,                      2005 -         University of South Florida (1995 - present)
#1408                                     present
Tampa, FL 33629
(DOB: 10/30/40)

OFFICERS

                                                           TERM OF OFFICE
                                                            AND LENGTH OF             PRINCIPAL OCCUPATION(S) OR
NAME, ADDRESS*** AND AGE     POSITION HELD WITH FUND        TIME SERVED+            EMPLOYMENT DURING PAST 5 YEARS
------------------------     --------------------------    --------------           ------------------------------
John K. Carter               Senior Vice                   1999 - present   Sr. Vice President (2003 - present), General
(DOB: 4/24/61)               President, General                             Counsel (2002 - present), Secretary (1999 -
                             Counsel, Secretary &                           present) & Chief Compliance Officer (2004 -
                             Chief Compliance                               present), ATST & TIS; Director, Sr. Vice
                             Officer                                        President (2002 - present), General Counsel &
                                                                            Secretary (2001 - present), TFAI & TFS; Chief
                                                                            Compliance Officer, TFAI (2004-present); Vice
                                                                            President, AFSG Securities Corporation (AFSG)
                                                                            (2001-present); Vice President, Secretary
                                                                            (2003 - present) & Chief Compliance Officer
                                                                            (2004 - present), TII; Vice President,
                                                                            Transamerica Investment Services, Inc. (TISI)
                                                                            (2003-2005) & TIM (2001-2005)

Glenn E. Brightman           Vice President &              2005 - present   Vice President & Principal Financial Officer,
(DOB: 12/1/72)               Principal Financial                            ATST & TIS (2005-present); Vice President &
                             Officer                                        Interim Principal Financial Officer, TII
                                                                            (2005-present)

* May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with TFAI or an affiliate of TFAI.

** Each trustee serves an indefinite term until he or she is removed, reaches mandatory retirement age, resigns or becomes incapacitated.

*** The business address of each officer is 570 Carillon Parkway, St. Petersburg, Florida 33716. No officer of the Fund except for the Chief Compliance Officer receives any compensation from the Fund.

+ Elected and serves at the pleasure of the Board of Trustees of Transamerica IDEX.

COMMITTEES OF THE BOARD

The Trustees are responsible for major decisions relating to the Fund's objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has eight standing committees that each perform specialized functions: the Audit, Nominating, Valuation Oversight, Governance, Contract Renewal, Compensation, Marketing Oversight and Proxy Voting Committees. Each committee is composed solely of Independent Trustees.

                                                                                                                  NUMBER
                                                                                                                    OF
                                                                                                                 MEETINGS
                                                                                                                   HELD
                                                                                                                  DURING
                                                                                                                   LAST
                                                                                                                  FISCAL
     COMMITTEE                                  FUNCTIONS                                     MEMBERS              YEAR
     ---------                                  ---------                                     -------            --------
AUDIT                 Review the financial reporting process, the system of          John Wachter, Chairman;        5
                      internal control, the audit process, and the Transamerica      Janice Case; Charles
                      IDEX process for monitoring compliance with investment         Harris; Daniel Calabria;
                      restrictions and applicable laws and the Transamerica IDEX     Leo Hill, Russell A.
                      Code of Ethics.                                                Kimball; Peter Brown; &
                                                                                     William Short, Jr.

NOMINATING            The Nominating Committee operates under a                      Peter Brown, Chairman;         1

                                                                                                                    NUMBER
                                                                                                                      OF
                                                                                                                   MEETINGS
                                                                                                                     HELD
                                                                                                                    DURING
                                                                                                                     LAST
                                                                                                                    FISCAL
     COMMITTEE                                  FUNCTIONS                                       MEMBERS              YEAR
     ---------                                  ---------                                       -------            --------
                      written charter. The Nominating Committee nominates and         Daniel Calabria; Charles
                      evaluates Independent Trustee candidates. The Nominating        Harris; Russell A. Kimball
                      Committee meets periodically, as necessary, and met twice       & William Short, Jr.
                      during TA IDEX's most recently completed fiscal year. While the Nominating Committee is solely responsible for the
                      selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders of the funds. Shareholders may submit for the Nominating Committee's consideration, recommendations
                      regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

                      In order for the Nominating Committee to consider shareholder submissions, the following requirements, among others, must be satisfied regarding the nominee: the nominee must satisfy all qualifications provided in TA IDEX's organizational
                      documents, including qualification as a possible Independent
                      Director/Trustee if the nominee is to serve in that capacity;
                      the nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the
                      immediate family of the nominating shareholder or any member of the nominating shareholder group; neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a
                      nominating shareholder group; neither the nominee nor any
                      immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the
                      election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting,
                      advisory, or other compensatory fee from the nominating
                      shareholder or any member of a nominating shareholder group;
                      the nominee may not be an executive officer, director/trustee or person fulfilling similar functions of the nominating
                      shareholder or any member of the nominating shareholder
                      group, or of an affiliate of the nominating shareholder or any such member of

                                                                                                                    NUMBER
                                                                                                                      OF
                                                                                                                   MEETINGS
                                                                                                                     HELD
                                                                                                                    DURING
                                                                                                                     LAST
                                                                                                                    FISCAL
     COMMITTEE                                  FUNCTIONS                                       MEMBERS              YEAR
     ---------                                  ---------                                       -------            --------
                      the nominating shareholder group; the nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act); and a
                      shareholder or shareholder group may not submit for
                      consideration a nominee which has previously been considered by the Nominating Committee.

                      In addition, in order for the Nominating Committee to
                      consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee: any shareholder or
                      shareholder group submitting a proposed nominee must
                      beneficially own, either individually or in the aggregate, more than 5% of a fund's (or a series thereof) securities
                      that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election
                      (each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination); in addition, such securities must continue to be held through the date of the meeting and the nominating shareholder or shareholder group must also bear the economic risk of the investment; and the nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the
                      vote, (b) shared power to vote or direct the vote, (c) sole power to dispose or direct the disposition of such shares, and (d) shared power to dispose or direct the disposition of such shares (in addition the certification shall provide that the shares have been held continuously for at least two
                      years).

                      In assessing the qualifications of a potential candidate for membership on the Board, the Nominating Committee may consider the candidate's potential contribution to the operation of the Board and its committees, and such other factors as it may deem relevant.

                                                                                                                     NUMBER
                                                                                                                       OF
                                                                                                                    MEETINGS
                                                                                                                      HELD
                                                                                                                     DURING
                                                                                                                      LAST
                                                                                                                     FISCAL
     COMMITTEE                                  FUNCTIONS                                       MEMBERS               YEAR
     ---------                                  ---------                                       -------             --------
COMPENSATION          Reviews compensation arrangements for each Trustee              Janice Case, Charles             1
                                                                                      Harris, Co-Chairs; Peter
                                                                                      Brown; Daniel Calabria;
                                                                                      Russell Kimball; Leo Hill;
                                                                                      William Short, Jr.; John
                                                                                      Waechter; Robert Anderson
                                                                                      & Jack Zimmerman

VALUATION OVERSIGHT   Oversee the process by which the Fund calculates its net        Leo Hill, Chairman;              3
                      asset value to verify consistency with its valuation policies   Charles Harris; & William
                      and procedures, industry guidance, interpretative positions     Short, Jr.
                      issued by the SEC and its staff, and industry best practices.

PROXY VOTING          Provides the Fund's consent to vote in matters where the        Russell Kimball, Chairman;       2
                      Adviser or Sub-Adviser seeks such consent because of a          William Short; Leo Hill
                      conflict of interest that arises in connection with a
                      particular vote, or for other reasons. The Proxy Committee also may review the Adviser's and the Sub-Adviser's proxy
                      voting policies and procedures in lieu of submission of the policies and procedures to the entire Board for approval.

GOVERNANCE            Provide oversight responsibilities and monitor certain          Daniel Calabria, Chairman;       1
                      issues, in consultation with the Chief Compliance Officer and   William Short, Jr.;
                      independent trustees' counsel, that affect the duties of        Russell Kimball, Jr.; Leo
                      independent members of the Board                                Hill

CONTRACT REVIEW       Reviews contracts between or among the Fund and its service     Russell Kimball, Jr.,            2
                      providers. Oversight responsibilities for the process of        Chairman; Daniel Calabria;
                      evaluating new contracts, reviewing existing contracts on a     Janice Case
                      periodic basis and make recommendations to the Board with
                      respect to any contracts affecting the Fund.

MARKETING OVERSIGHT   Oversee the process by which the Fund is marketed.              Robert L. Anderson,              *
COMMITTEE                                                                             Charman; & Janice Case

*    The Marketing Oversight Committee Commenced January 1, 2006.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of the Fund, as well as the aggregate dollar range of shares of all funds advised and sponsored by TFAI (collectively, the "Fund Complex"), owned by each Trustee as of December 31, 2004:

                                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                              REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEES
    NAME OF TRUSTEE           DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND              IN FAMILY OF INVESTMENT COMPANIES
    ---------------           ---------------------------------------------   ------------------------------------------------------

Robert L. Anderson(1)         -0-                                             -0-
Peter R. Brown(2)             Over $100,000                                   Over $100,000
Daniel Calabria(2)            Over $100,000                                   Over $100,000
Janice B. Case                -0-                                             -0-
Charles C. Harris(2)          Over $100,000                                   Over $100,000
Leo J. Hill(2)                Over $100,000                                   Over $100,000
Russell A. Kimball, Jr. (2)   Over $100,000                                   Over $100,000
Thomas P. O'Neill*            -0-                                             -0-
Brian C. Scott*               Under 100,000                                   Under 100,000
William W. Short, Jr.         Over $100,000                                   Over $100,000
Jack E. Zimmerman             Over $100,000                                   Over $100,000
John W. Waechter              Over $100,000                                   Over $100,000

* Interested Trustees as defined in the 1940 Act due to employment with a TFAI affiliate.

(1)  Mr. Anderson did not become a Trustee until September 2005.

(2) A portion of the dollar range of equity securities in the Fund for this Trustee consists of allocations made under the Fund's deferred compensation plan. The deferred compensation amounts are based on the value of Class A shares of the fund elected by such Trustee (without the imposition of the sales charge).

CONFLICTS OF INTEREST

The following table sets forth information as of December 31, 2005 about securities owned beneficially or of record by each Independent Trustee or members of his or her immediate family, representing interests in the Investment Adviser, Sub-Adviser or Distributor of the Fund, or any person controlling, controlled by or under common control with such persons. For this purpose, "immediate family member" includes the Trustee's spouse, children residing in the Trustee's household and dependents of the Trustee.

                            NAME OF OWNERS AND                             TITLE OF        VALUE OF
NAME OF TRUSTEE          RELATIONSHIPS TO TRUSTEE           COMPANY         CLASS         SECURITIES         PERCENT OF CLASS
---------------          ------------------------           -------        --------       ----------         ----------------

Peter R. Brown           Marina D. Brown, Spouse            TA IDEX        A              $1-$10,000         Less than 1%
Charles C. Harris        Mary A. Harris, Spouse             TA IDEX        T              $1-$10,000         Less than 1%
Russell A. Kimball, Jr.  Martha A. Kimball, Spouse          N/A            N/A            N/A                N/A
William W. Short, Jr.    Joyce J. Short, Spouse             TA IDEX        A              $1-$10,000         Less than 1%
Robert L. Anderson       N/A                                N/A            N/A            N/A                N/A
Daniel Calabria          N/A                                N/A            N/A            N/A                N/A
Janice B. Case           N/A                                N/A            N/A            N/A                N/A
Leo J. Hill              N/A                                N/A            N/A            N/A                N/A
Jack E. Zimmerman        Patricia A. Zimmerman, Spouse      TA IDEX        A              Over $100,000      Less than 1%
John W. Waechter         N/A                                N/A            N/A            N/A                N/A


Disinterested Trustees receive a total annual retainer fee of $64,000 from the TA IDEX funds, of which the funds pay a pro rata share allocable to each TA IDEX fund based on the relative assets of the fund. The Chairman of the Board also receives an additional retainer of $40,000 per year. Each Audit Committee member receives an additional retainer of $6,000, except the audit committee financial expert, whose additional retainer amounts to $10,000. Any fees and expenses paid to Trustees who are affiliates of TFAI or AFSG are paid by TFAI and/or AFSG and not by the funds.

Under a non-qualified deferred compensation plan (the "Plan") available to the Trustees, compensation may be deferred that would otherwise be payable by the Transamerica IDEX and/or ATST, to a Disinterested Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any material impact on the funds.

Although the Fund has not yet commenced operations, the following table provides compensation amounts paid to Disinterested Trustees for the fiscal year ended October 31, 2005 by TA IDEX:

                               COMPENSATION TABLE

                                 AGGREGATE COMPENSATION      PENSION OR RETIREMENT
                                 FROM TRANSAMERICA IDEX   BENEFITS ACCRUED AS PART OF     TOTAL COMPENSATION PAID TO
NAME OF PERSON, POSITION            MUTUAL FUNDS(1)              FUND EXPENSES          TRUSTEES FROM FUND COMPLEX(2)
------------------------         ----------------------   ---------------------------   -----------------------------
Peter R. Brown, Trustee                $ 74,500.00                $        --                   $  193,750.00
Daniel Calabria, Trustee                 58,000.00                  41,200.00                      152,250.00
Janice Case, Trustee                     60,500.00                         --                      158,250.00
Charles C. Harris, Trustee               60,500.00                  12,100.00                      158,250.00
Leo Hill, Trustee                        60,500.00                   3,600.00                      158,250.00
Russell Kimball, Trustee                 43,500.00                  43,500.00                      137,750.00
William W. Short, Jr., Trustee           60,500.00                         --                      158,250.00
Jack E. Zimmerman, Trustee               34,500.00                         --                      158,750.00
John W. Waechter(3)                      46,000.00                         --                       46,000.00
Robert L. Anderson(4)                     9,000.00                         --                        9,000.00
                                       -----------                -----------                   -------------
   Total:                               507,500.00                 100,400.00                    1,300,500.00
                                       ===========                ===========                   =============

(1) Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 2005 were as follows: Peter R. Brown $1,159; Daniel Calabria $41,465; Janice Case $0; Charles C. Harris $12,100; Leo Hill $8,480; Russell A. Kimball, Jr. $58, 836; William W. Short, Jr. $82; Jack
     E. Zimmerman $0; John W. Waechter $0 and Robert Anderson $0.

(2)  The Fund Complex currently consists of Transamerica IDEX, ATST and TIS.

(3)  Mr. Waechter did not become a Trustee until February 25, 2005.

(4)  Mr. Anderson did not become a Trustee until September 2005.

The Board of Trustees adopted a policy whereby any Disinterested Trustee of the Fund, who held office on September 1, 1990, and had served at least three years as a trustee may have, subject to certain limitations, elected upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the Fund. While serving as such, a trustee emeritus is entitled to receive from the Fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the Fund, plus reimbursement of expenses incurred for attendance at Board meetings.

           SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees of TA IDEX has adopted these procedures by which shareholders of a fund may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of TA IDEX ("Secretary"), as follows:

                    Board of Trustees
                    Transamerica IDEX Mutual Funds
                    c/o Secretary
                    570 Carillon Parkway
                    St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to the fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the fund, or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information).

                          NET ASSET VALUE DETERMINATION

The price at which shares are purchased or redeemed is the net asset value per share ("NAV") that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by the Fund or an authorized intermediary.

When Share Price is Determined

The NAV of the Fund is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares (therefore, the NAV of the Fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TA IDEX asset allocation funds that invest in Class I shares of the Fund and corresponding orders for Class I shares of the Fund are priced on the same day when orders for shares of the asset allocation funds are received. Consequently, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds before the close of business on the NYSE is deemed to constitute receipt of a proportional order for the corresponding Class I shares of the Fund on the same day, so that both orders generally will receive that day's NAV.

How NAV is Determined

The NAV of the Fund is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the Fund that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with the Fund's valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders annually.

                               PURCHASE OF SHARES

As stated in the prospectus, Class I shares of the TA IDEX funds in this SAI are currently offered for investment only to the following TA IDEX asset allocation funds: TA IDEX Asset Allocation -- Conservative Portfolio; TA IDEX Asset Allocation -- Growth Portfolio; TA IDEX Asset Allocation -- Moderate Growth Portfolio; and TA IDEX Asset Allocation -- Moderate Portfolio.

                              REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at a price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three business days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's net assets at the time of redemption.

Shares will normally be redeemed for cash, although the Fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. TA IDEX has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities for purposes of calculating the Fund's NAV, and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to TFS.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed (except for holidays and weekends); (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

                                     TAXES

In order to qualify as a regulated investment company ("RIC"), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income.

The Fund expects to qualify, for treatment as a RIC under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or foreign currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, in two or more issuers that the Fund controls and which are engaged in the same or similar trade or business or of one or more qualified publicly traded partnerships. If the Fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then the Fund should have little or no income taxable to it under the Code. Shareholders of a RIC generally are required to include these distributions as ordinary income, to the extent the distributions are attributable to the RIC's investment income (except for qualifying dividends as discussed below), net short-term capital gain, and certain net realized foreign exchange gains, or as capital gains, to the extent of the RICs net capital gain (i.e., net long-term capital gains over net short-term capital losses). If the Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the Fund's available earnings and profits.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Tax laws generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Upon the sale or other disposition of Fund shares, or upon receipt of a distribution in complete liquidation of the Fund, a shareholder usually will realize a capital gain or loss. This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the date of the sale or exchange of such shares. Should a disposition fall within this 61 day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on its disposition of Fund shares held by the shareholder for six months or less, will be treated as a long term capital loss, to the extent of any distributions of net capital gains deemed received by the shareholder, with respect to such shares.

Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

Passive Foreign Investment Companies -- The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. If such a tax is imposed on the Fund, the balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that the income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing Fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing Fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gains over net short-term capital losses). This income inclusion is required even if the PFIC does not distribute such income and gains to the Fund, and the amounts so included would be subject to the Distribution Requirement described above. In many instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof. Distributions from a PFIC are not eligible for the reduced rate of tax on "qualifying dividends."

In addition, another election may be available that would involve marking to market the Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized as of such date although any such gains will be ordinary income rather than capital gain. If this election were made, tax at the Fund level under the excess distribution rules would be eliminated, but the Fund could incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit the Fund's ability to make an election with respect to PFIC stock.

Options, Futures and Forward Contracts and Swap Agreements -- Certain options, futures contracts, and forward contracts in which the Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to the Fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Fund intends to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected.

The requirements applicable to the Fund's qualification as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under the recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

Market Discount -- If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase amount is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount -- Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales -- These rules may affect timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

Foreign Taxation -- Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Fund's shareholders. So long as the Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the Fund's assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Foreign Currency Transactions -- Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Backup Withholding -- The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all amounts deemed to be distributed The 28% rate applies to shareholders receiving payments who:

a.   fail to provide the Fund with their correct taxpayer identification number,

b.   fail to make required certifications or,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding

Taxation of Non U.S. Shareholders. Dividends from investment company taxable income attributable to the Fund's taxable year beginning before January 1, 2005 or after December 31, 2007 and paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") may be subject to a 30% withholding tax unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Dividends from investment company taxable income attributable to the Fund's taxable year beginning after December 31, 2004 or before January 1, 2008 that are attributable to short-term capital gains or "qualified interest income" may not be subject to withholding tax, provided that the Fund elects to follow certain procedures. The Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the [shareholder's] conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply.

The treatment of income dividends and capital gains distributions by the Fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of the Fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

                             PRINCIPAL SHAREHOLDERS

The Fund had not yet commenced operations and there were no outstanding shares as of the date of this SAI.

MISCELLANEOUS

The Fund is a series of Transamerica IDEX Mutual Funds, a Delaware statutory trust that was formed by a Declaration of Trust ("Declaration of Trust") dated February 25, 2005.

On September 20, 1996 in a tax-free reorganization, TA IDEX Janus Growth acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX Janus Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999. Effective March 1, 2004, IDEX Mutual Funds changed its name to Transamerica IDEX Mutual Funds. TA IDEX held a special meeting of shareholders on February 25, 2005 for the purposes of approving, among other things, reorganizing TA IDEX from a Massachusetts business trust to a Delaware statutory trust. The shareholders of TA IDEX approved this reorganization, funds that had been formed as part of the Delaware statutory trust, and which were identical to the then-current funds of TA IDEX, assumed the assets and liabilities of the then-current funds and the Delaware statutory trust assumed the registration statement of the Massachusetts business trust.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits Transamerica IDEX to issue an unlimited number of shares of beneficial interest. Shares of Transamerica IDEX are fully paid and nonassessable when issued. Shares of Transamerica IDEX have no preemptive, cumulative voting, conversion or subscription rights. Shares of Transamerica IDEX are fully transferable but Transamerica IDEX is not bound to recognize any transfer until it is recorded on the books.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of TA IDEX or his earlier death, resignation, bankruptcy or removal. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize Transamerica IDEX, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Transamerica IDEX bylaws, or at the request of the Trustees.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Pricewaterhouse Coopers, LLP located at 101 East Kennedy Blvd, Suite 1500, Tampa, FL 33602 serves as independent registered certified public accounting firm for Transamerica IDEX.

CODES OF ETHICS

Transamerica IDEX, TFAI, the Sub-Adviser and AFSG each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Transamerica IDEX, TFAI, the Sub-Adviser and AFSG from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PROXY VOTING POLICIES AND PROCEDURES

Transamerica IDEX uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by the Transamerica IDEX funds. The proxy voting policies and procedures of TA IDEX, TFAI and the Sub-Adviser are attached hereto as Appendix B.

Transamerica IDEX files SEC Form N-PX, with the complete proxy voting records of the funds for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from Transamerica IDEX, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

                            PERFORMANCE INFORMATION

Average Annual Total Return Quotation

Quotations of average annual total return for a particular class of shares of the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                P(1 + T)n = ERV

Where:

   P = a hypothetical initial payment of $1,000,

   T = the average annual total return,

   n = the number of years, and

ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Average Annual Total Return (After Taxes on Distributions) Quotation

The Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                      n
                              P(1 + T)  = ATV(D)

Where:

     P = a hypothetical initial payment of $1,000,

     T = the average annual total return (after taxes on distributions),

     n = the number of years, and

ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

The Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                      n
                              P(1 + T)  = ATV(DR)

Where:

      P = a hypothetical initial payment of $1,000,

      T = the average annual total return (after taxes on distributions),

      n = the number of years, and

ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

From time to time, the Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

                              FINANCIAL STATEMENTS

Because the Fund has not commenced operations as of the date of this SAI, there are no financial statements to include in the SAI. Audited financial statements for the Fund, when available, will be incorporated by reference from the Transamerica IDEX Annual Report to be dated October 31, 2006.

                                   APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT INC. D/B/A VAN KAMPEN--Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen") serves as a Sub-Adviser to TA IDEX Van Kampen Mid-Cap Growth. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

COMPENSATION. TFAI pays Van Kampen a fee based on the assets under management of the Fund as set forth in an investment sub-advisory agreement between Van Kampen and TFAI. Van Kampen pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended August 31, 2005.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with Van Kampen.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

     -    Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by Van Kampen or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the adviser or its affiliates; and/or in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark, indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     -    Contribution to the business objectives of Van Kampen.

     -    The dollar amount of assets managed by the portfolio manager.

     -    Market compensation survey research by independent third parties.

     -    Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Van Kampen, and the overall performance of the Global Investor Group, a department within Van Kampen that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

Ownership of Fund Shares. As of August 31, 2005, the Portfolio Managers did not own any shares in the Fund.

Other Accounts. As of August 31, 2005, in addition to the Fund, the Portfolio Manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

As of August 31, 2005, Dennis Lynch and his team managed 32 mutual funds with a total of approximately $13.6 billion in assets; four pooled investment vehicles other than mutual funds with a total of approximately $1 billion in assets; and 12,174 other accounts (which include separate accounts managed under certain "wrap fee" programs) with a total of approximately $2.9 billion in assets. Of these 12,174 other accounts, one account with approximately $204 million in assets had performance related fees.

Conflicts of Interests. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Van Kampen may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. Van Kampen has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

                                   APPENDIX B

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The

MSIM Affiliates, however, may, pursuant to the procedures set forth in Section
IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i. General.

     1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

          -    Approval of financial statements, director and auditor reports.

          -    General updating/corrective amendments to the charter.

          - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

     3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

     4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

     5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

     6. Proposals to require the company to expense stock options will be supported.

     7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

     9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

     1.   The following proposals generally will be supported:

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

     2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

          (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

          (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

          (c) A direct conflict exists between the interests of the nominee and the public shareholders;

          (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

          (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

          (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii. Auditors

     1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied for audit fees in excess of $1 million: if audit fees are $1 million or more, non-audit fees should less than 50% of the total fees paid to the auditor. If audit fees are less than $1 million, the fees will be reviewed case by case by the Proxy Review Committee.

     2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

     3.   Proposals to indemnify auditors will not be supported.

iv.  Anti-Takeover Matters

     1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

     2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     2.   The following proposals generally will not be supported
          (notwithstanding management support).

          - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Proposals to create "blank check" preferred stock.

          -    Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

     4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

     2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     i.   Corporate Transactions

          - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, and where there is no portfolio manager objection, generally will be supported.

     ii.  Compensation

          - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

          - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     iii. Other

          -    Proposals for higher dividend payouts.

          - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

          - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen

               Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

          - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

          - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

IV. ADMINISTRATION OF POLICY

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

          (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

          (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

          (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

          (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.   PROXY VOTING REPORTS

          (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

          (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                OTHER INFORMATION
                                     PART C

ITEM 23 EXHIBITS

     List all exhibits filed as part of the Registration Statement.

          (a)  Declaration of Trust (25)

          (b)  Bylaws (25)

          (c)  Not Applicable

          (d)  (1)  Investment Advisory Agreements

                    (aa) TA IDEX Janus Growth (4)

                    (bb) TA IDEX Transamerica Flexible Income (19)

                    (cc) TA IDEX Jennison Growth (1)

                    (dd) TA IDEX Transamerica Value Balanced (13)

                    (ee) TA IDEX Transamerica High-Yield Bond (2)

                    (ff) TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX
                         Salomon All Cap and TA IDEX T. Rowe Price Small Cap (4)

                    (gg) TA IDEX Transamerica Growth Opportunities and TA IDEX
                         Transamerica Equity (6)

                    (hh) TA IDEX Great Companies - America(SM), TA IDEX Great
                         Companies- Technology(SM) and TA IDEX Federated Tax Exempt (7) (ii) TA IDEX Templeton Great Companies Global (22)

                    (jj) TA IDEX American Century International and TA IDEX
                         American Century Large Company Value (9)

                    (kk) TA IDEX Transamerica Money Market, TA IDEX Transamerica
                         Convertible Securities, TA IDEX PIMCO Total Return, TA IDEX Salomon Investors Value and TA IDEX T. Rowe Price Health Sciences (26)

                    (ll) TA IDEX Marsico Growth (15)

                    (mm) TA IDEX Clarion Global Real Estate Securities and TA
                         IDEX PIMCO Real Return TIPS (16)

                    (nn) TA IDEX Transamerica Small/Mid Cap Value (19)

                    (oo) TA IDEX Transamerica Balanced (22)

                    (pp) TA IDEX J.P. Morgan Mid Cap Value, TA IDEX Marsico
                         International Growth, TA IDEX Mercury Large Cap Value, TA IDEX T. Rowe Price Equity Income, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth, TA IDEX Van Kampen Active International Allocation, TA IDEX Evergreen International Small Cap (23)

                    (qq) TA IDEX Protected Principal Stock (13)

                    (rr) TA IDEX AllianceBernstein International Value, TA IDEX
                         Neuberger Berman International, TA IDEX Oppenheimer Developing Markets, TA IDEX J.P. Morgan International Bond, TA IDEX Federated Market Opportunity, and TA IDEX Mercury Global Allocation (26)


                    (ss) TA IDEX Van Kampen Mid-Cap Growth filed herewith



                    (tt) TA IDEX International Multi-Manager (27)


               (2)  Sub-Advisory Agreements

                    (aa) TA IDEX Janus Growth (12)

                    (bb) TA IDEX Transamerica Flexible Income (19)

                    (cc) TA IDEX Transamerica Value Balanced (13)

                    (dd) TA IDEX Transamerica High-Yield Bond (1)

                    (ee) TA IDEX T. Rowe Price Tax-Efficient Growth and TA IDEX
                         T. Rowe Price Small Cap (4)

                    (ff) TA IDEX Salomon All Cap (4)

                    (gg) TA IDEX Transamerica Growth Opportunities and TA IDEX
                         Transamerica Equity (6)

                    (hh) TA IDEX Great Companies - America(SM), TA IDEX Great
                         Companies - Technology(SM) and TA IDEX Federated Tax Exempt (7)

                    (ii) TA IDEX Templeton Great Companies Global (22)

                    (jj) TA IDEX American Century International and TA IDEX
                         American Century Large Company Value (9)

                    (kk) TA IDEX Jennison Growth (1)

                    (ll) TA IDEX Transamerica Convertible Securities and TA IDEX
                         Transamerica Money Market (12)

                    (mm) TA IDEX PIMCO Total Return (12)

                    (nn) TA IDEX T. Rowe Price Health Sciences (12)

                    (oo) TA IDEX Salomon Investors Value (12)

                    (pp) TA IDEX Marsico Growth (17)

                    (qq) TA IDEX Clarion Global Real Estate Securities (16)

                    (rr) TA IDEX PIMCO Real Return TIPS (16)

                    (ss) TA IDEX Transamerica Small/Mid Cap Value (19)

                    (tt) TA IDEX Transamerica Balanced (22)

                    (uu) TA IDEX Evergreen International Small Cap (23)

                    (vv) TA IDEX J.P. Morgan Mid Cap Value (23)

                    (ww) TA IDEX Marsico International Growth (23)

                    (xx) TA IDEX Mercury Large Cap Value (23)

                    (yy) TA IDEX MFS High Yield (23)

                    (zz) TA IDEX T. Rowe Price Equity Income (23)

                    (aaa) TA IDEX Third Avenue Value (23)

                    (bbb) TA IDEX Transamerica Short-Term Bond (23)

                    (ccc) TA IDEX UBS Large Cap Value (23)

                    (ddd) TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van
                         Kampen Large Cap Core, TA IDEX Van Kampen Small Company Growth, TA IDEX Van Kampen Active International Allocation (23)

                    (eee) TA IDEX Protected Principal Stock (13)

                    (fff) TA IDEX AllianceBernstein International Value (26)

                    (ggg) TA IDEX Neuberger Berman International (26)

                    (hhh) TA IDEX Oppenheimer Developing Markets (26)

                    (iii) TA IDEX JP. Morgan International Bond (26)

                    (jjj) TA IDEX Federated Market Opportunity (26)

                    (kkk) TA IDEX Mercury Global Allocation (26)


                    (lll) TA IDEX Credit Suisse Commodities (27)



                    (mmm) TA IDEX Van Kampen Mid-Cap Growth filed herewith



                    (nnn) TA IDEX International Multi-Manager (27)


          (e)  (1)  Underwriting Agreement (Schedule I) (16)

               (2)  Dealer's Sales Agreement (15)

               (3)  Service Agreement (5)

               (4)  Wholesaler's Agreement (3)

          (f)  Trustees Deferred Compensation Plan (2)

          (g)  Custody Agreement (14)

          (h)  (1)  (a) Transfer Agency Agreement (1)

                    (b)  Amendment to Transfer Agency Agreement (24)

               (2)  (a) Administrative Services Agreement (14)

                    (b)  Amendment to Administrative Services Agreement (24)

               (3)  Expense Limitation Agreement (16)

               (4)  Consulting Agreement (19)


          (i)  Opinion of Counsel filed herewith


          (j)  Not applicable

          (k) Financial Statements - AEGON/Transamerica Fund Services, Inc. (now known as Transamerica Fund Advisors, Inc.) (24)

          (l)  Investment Letter from Sole Shareholder (2)

          (m) (1) Plan of Distribution under Rule 12b-1 - Class A/B Shares (all funds) (19)

               (2)  Plan of Distribution under Rule 12b-1 - Class C Shares (19)

                    (aa) TA IDEX Janus Growth (5)

                    (bb) TA IDEX Salomon Investors Value (5)

                    (cc) TA IDEX Transamerica Value Balanced (5)

                    (dd) TA IDEX Transamerica Balanced (5)

                    (ee) TA IDEX Transamerica Flexible Income (19)

                    (ff) TA IDEX Transamerica High-Yield Bond (5)

                    (gg) TA IDEX Marsico Growth (5)

                    (hh) TA IDEX T. Rowe Price Tax-Efficient Growth (5)

                    (ii) TA IDEX Salomon All Cap (5)

                    (jj) TA IDEX T. Rowe Price Small Cap (5)

                    (kk) TA IDEX Jennison Growth (3)

                    (ll) TA IDEX Transamerica Growth Opportunities and TA IDEX
                         Transamerica Equity (6)

                    (mm) TA IDEX Great Companies - America(SM) and TA IDEX Great
                         Companies - Technology(SM) (7)

                    (nn) TA IDEX Templeton Great Companies Global (8)

                    (oo) TA IDEX American Century International and TA IDEX
                         American Century Large Company Value (9)

                    (pp) Amendment to Plan of Distribution under Rule 12b-1 -
                         Class C Shares (11)

                    (qq) TA IDEX Transamerica Convertible Securities, TA IDEX
                         Transamerica Money Market, TA IDEX PIMCO Total Return, TA IDEX T. Rowe Price Health Sciences (12)

                    (rr) TA IDEX Transamerica Small/Mid Cap Value (19)

                    (ss) TA IDEX Protected Principal Stock (13)

               (3) Plan of Distribution under Rule 12b-1 - Class M Shares (TA IDEX Federated Tax-Exempt) (26)

          (n)  Amended and Restated Plan for Multiple Classes of Shares (12)

          (o)  Reserved

          (p)  Code of Ethics

               (1)  Transamerica IDEX Mutual Funds (24)

               (2)  Transamerica Fund Advisors, Inc. (24)

               SUB-ADVISERS

               (3)  AEGON USA Investment Management, LLC (7)

               (4)  Federated Equity Management Company of Pennsylvania (7)

               (5)  Janus Capital Management, LLC (7)

               (6)  Salomon Brothers Asset Management Inc (7)

               (7)  Transamerica Investment Management, LLC (24)

               (8)  T. Rowe Price Associates, Inc. (7)

               (9)  Great Companies, L.L.C. (8)

               (10) Jennison Associates LLC (24)

               (11) American Century Investment Management, Inc. (10)

               (12) Pacific Investment Management Company LLC (13)

               (13) Banc of America Capital Management, LLC (15)

               (14) ING Clarion Real Estate Securities (16)

               (15)Templeton Investment Counsel, LLC (18)

               (16) Evergreen Investment Management Company, LLC (23)

               (17) J.P. Morgan Investment Management Inc. (23)

               (18) Fund Asset Management, L.P., dba Mercury Advisors (20)

               (19) UBS Global Asset Management (Americas) Inc. (23)

               (20) Morgan Stanley Investment Management Inc. (21)

               (21) Gateway Investment Advisers, Inc. (13)

               (22) American Century Global Investment, Inc. (27)

               (23) Alliance Capital Management LP (26)

               (24) Credit Suisse Asset Management LLC (26)

               (25) Neuberger Berman Management (26)

               (26) Oppenheimer Funds, Inc. (26)

----------
All exhibits filed previously are herein incorporated by reference

(1) Filed previously with Post-Effective Amendment No. 20 to Registration Statement filed on November 16, 1995 (File No. 33-2659).

(2) Filed previously with Post-Effective Amendment No. 24 to Registration Statement filed on November 15, 1996 (File No. 33-2659).

(3) Filed previously with Post-Effective Amendment No. 25 to Registration Statement filed on January 31, 1997 (File No. 33-2659).

(4) Filed previously with Post-Effective Amendment No. 29 to Registration Statement filed on December 15, 1998 (File No. 33-2659).

(5) Filed previously with Post-Effective Amendment No. 31 to Registration Statement filed on September 2, 1999 (File No. 33-2659).

(6) Filed previously with Post-Effective Amendment No. 33 to Registration Statement filed on December 17, 1999 (File No. 33-2659).

(7) Filed previously with Post-Effective Amendment No. 35 to Registration Statement filed on March 31, 2000 (File No. 33-2659).

(8) Filed previously with Post-Effective Amendment No. 37 to Registration Statement filed on June 16, 2000 (File No. 33-2659).

(9) Filed previously with Post-Effective Amendment No. 41 to Registration Statement on December 15, 2000 (File No. 33-2659).

(10) Filed previously with American Century [California] Tax Free & Municipal Funds Post-Effective Amendment No. 30 to the Registration Statement filed on December 29, 2000, and incorporated herein by reference (File No. 002-82734).

(11) Filed previously with Post-Effective Amendment No. 42 to Registration Statement on March 1, 2001 (File No. 33-2659).

(12) Filed previously with Post-Effective Amendment No. 43 to Registration Statement on December 17, 2001 (File No. 33-2659).

(13) Filed previously with Post-Effective Amendment No. 47 to Registration Statement on March 29, 2002 (File No. 33-2659).

(14) Filed previously with Post-Effective Amendment No. 49 to Registration Statement on September 12, 2002 (File No. 33-2659).

(15) Filed previously with Post-Effective Amendment No. 50 to Registration Statement on November 12, 2002 (File No. 33-2659).

(16) Filed previously with Post-Effective Amendment No. 51 to Registration Statement on December 13, 2002 (File No. 33-2659).

(17) Filed previously with Post-Effective Amendment No. 52 to Registration Statement on February 28, 2003 (File No. 33-2659).

(18) Filed previously with Post-Effective Amendment No. 54 to Registration Statement on December 31, 2003 (File No. 33-2659).

(19) Filed previously with Post-Effective Amendment No. 56 to Registration Statement on March 1, 2004 (File No. 33-2659).

(20) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 50 to Registration Statement on April 30, 2002, and incorporated herein by reference (File No. 811-4419).

(21) Filed previously with AEGON/Transamerica Series Fund, Inc. Post-Effective Amendment No. 56 to Registration Statement on February 28, 2003, and incorporated herein by reference (File No. 811-4419).

(22) Filed previously with Post-Effective Amendment No. 61 to Registration Statement on October 1, 2004 (File No. 33-2659).

(23) Filed previously with Post-Effective Amendment No. 63 to Registration Statement on November 2, 2004 (File No. 33-2659).

(24) Filed previously with Post-Effective Amendment No. 67 to Registration Statement on February 25, 2005 (File No. 33-2659).

(25) Filed previously with Post-Effective Amendment No. 69 to Registration Statement on May 27, 2005 (File No. 33-2659).


(26) Filed previously with Post-Effective Amendment No. 72 to Registration Statement on November 7, 2005 (File No. 33-2659).



(27) To be filed by amendment.

ITEM 24 PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     To the knowledge of the Registrant, neither the Registrant nor any Series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.

ITEM 25 INDEMNIFICATION

     Provisions relating to indemnification of the Registrant's Trustees and employees are included in Registrant's Restatement of Declaration of Trust and Bylaws which are incorporated herein by reference.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Transamerica Fund Advisors, Inc. ("TFAI") is principally engaged in offering investment advisory services. The only businesses, professions, vocations or employments of a substantial nature of Christopher A. Staples, Brian C. Scott and John K. Carter, directors of TFAI, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of TFAI: Carol A. Sterlacci, Vice President and Treasurer of Transamerica Fund Services, Inc. and other related entities.

                                      * * *


     Janus Capital Management LLC ("Janus"), 151 Detroit Street, Denver, Colorado 80206-4928, serves as sub-adviser to TA IDEX Janus Growth. Janus also serves as sub-adviser to certain of the mutual funds within AEGON/Transamerica Series Trust and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts.



     John H. Bluher, Executive Vice President, Secretary and Chief Public Affairs Officer; Bonnie M. Howe, Vice President and Assistant General Counsel; Kelley Abbott Howes, Senior Vice President and General Counsel; Steven L. Scheid, Chief Executive Officer; David R. Kowalski, Senior Vice President of Compliance and Chief Compliance Officer; Robin C. Beery, Executive Vice President and Chief Marketing Officer; James P. Goff, Vice President and Director of Research; Edward F. Keely, Vice President; Karen L. Reidy, Vice President; Jonathan D. Coleman, Vice President; Ronald V. Speaker, Vice President; David J. Corkins, Vice President; Girard C. Miller, Executive Vice President and Chief Operating Officer; William H. Bales, Vice President; David
C. Decker, Vice President; Mike Lu, Vice President; Brent A. Lynn, Vice President; Thomas R. Malley, Vice President; Sharon S. Pichler, Vice President;
E. Marc Pinto, Vice President; Blaine P. Rollins, Vice President; Ron Sachs, Vice President; Scott W. Schoelzel, Vice President; J. Eric Thorderson, Vice President; Darrell W. Watters, Vice President; Jason Yee, Vice President; Stephen H. Belgrad, Senior Vice President of Finance and Strategy, and Treasurer; Matthew R. Luorma, Vice President-Taxation; Gregory A. Frost, Senior Vice President and Controller; Nigel J. Austin, Vice President of International Funds and General Counsel; Curt R. Foust, Vice President, Assistant Secretary and Assistant General Counsel; Kevin Lindsell, Vice President of Corporate Risk Management; Peter Boucher, Senior Vice President of Human Resources; Russell P. Shipman, Senior Vice President of Institutional Services; Ken E. Paieski, Vice President and Director of Separate Account Services; Jane C. Ingalls, Senior Vice President, Corporate Communications; Andrea J. Young, Senior Vice President, Information Technology; Douglas J. Laird, Vice President, Retail Services and Operations; Mark Thomas, Vice President; John J. Mari, Vice President; Blair E. Johnson, Vice President; Gary O. Black, Chief Investment Officer and President; John Zimmerman, Senior Vice President of Institutional Services; Erich Gerth, Senior Vice President and Managing Director of Janus Global Adviser; Richard Gibson Smith, Vice President; Minyoung Sohn, Vice President; Claire Young Stilwell, Vice President; Jack Swift, Vice President of Institutional Service; Daniel R. Martion, Executive Vice President and Chief Financial Officer; Jesper Nerggoord, Vice President of Investment Accounting; Dominic C. Martellano, Executive Vice President; Robert Watson, Senior Vice President; and James Youngt, Senior Vice President.


                                      * * *

     Jennison Associates, LLC ("Jennison"), the sub-adviser to TA IDEX Jennison Growth, is a direct wholly-owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial Inc. Jennison provides investment supervisory services to its clients, which are comprised primarily of qualified and non-qualified plans, foundations, endowments, mutual funds, private investment companies and other institutional clients.

     The business and other connections of Jennison Associates LLC's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

NAME AND ADDRESS                                           Principal Occupation
----------------                                           --------------------
Dennis M. Kass                        Director, Chairman and Chief Executive Officer, Jennison.
                                         Chairman and Manager, Quantitative Management Associates
                                         LLC ("QM"). Director and Vice President, Prudential
                                         Investment Management, Inc. ("PIM"). Signatory Second Vice
                                         President, The Prudential Insurance Company of America
                                         ("PICA").

Spiros Segalas                        Director, President and Chief Investment Officer, Jennison.

Ronald K. Andrews                     Director, Jennison. Senior Vice President, Prudential
   Gateway Center Three, 15th Floor      Investments LLC. Senior Vice President, American Skandia
   100 Mulberry Street                   Investment Services, Incorporated. Senior Vice President,
   Newark, New Jersey  07102             American Skandia Advisory Services, Inc. Manager, QM.

Timothy J. Knierim                    Director, Jennison.  Assistant Secretary, PIM Warehouse, Inc.
   Gateway Center Two, 6th Floor         ("PIMW").  Corporate Secretary, Pramerica Financial Asia
   100 Mulberry Street                   Limited.  Secretary and Vice President, Residential
   Newark, New Jersey  07102             Information Services, Inc.  Vice President, PIM. Manager,
                                         QM.

Bernard B. Winograd                   Director, Jennison. Director, Chief Executive Officer and
   Gateway Center Three, 15th Floor      President, PIM. Director and Vice President, Prudential
   100 Mulberry Street                   Asset Management Holding Company.  Director and Chairman,
   Newark, New Jersey  07102             PIMW.  Director and Chairman, PIC Holdings Limited.
                                         Executive Vice President, Prudential Investment Management
                                         Services LLC. Director and President, PIM Investments,
                                         Inc. President, PIM Foreign Investments, Inc. Signatory
                                         Second Vice President, PICA. Manager, QM.

Mirry M. Hwang                        Secretary, Vice President and Corporate Counsel, Jennison.

Kenneth Moore                         Treasurer, Senior Vice President and Chief Financial Officer,
                                         Jennison. Chief Financial Officer, Manager and Vice
                                         President, QM. Vice President, PIM. Director, Prudential
                                         Trust Company ("PTC"). Signatory Second Vice President,
                                         PICA.

Blair A. Boyer                        Executive Vice President, Jennison.

David Chan                            Executive Vice President, Jennison.

Michael A. Del Balso                  Executive Vice President, Jennison. Vice President, PTC.

Thomas F. Doyle                       Executive Vice President, Jennison.
   1000 Winter Street, Suite 4900
   Waltham, Massachusetts  02154

Daniel J. Duane                       Executive Vice President, Jennison. Vice President, PTC.

NAME AND ADDRESS                                           Principal Occupation
----------------                                           --------------------
Scott L. Hayward                      Executive Vice President, Jennison. Vice President, PIM. Vice
                                         President, QM. Signatory Second Vice President, PICA.

Susan F. Hirsch                       Executive Vice President, Jennison.

David A. Kiefer                       Executive Vice President, Jennison.  Vice President, PTC.

Jonathan R. Longley                   Executive Vice President, Jennison.
   1000 Winter Street, Suite 4900
   Waltham, Massachusetts  02154

Mehdi A. Mahmud                       Executive Vice President, Jennison. Vice President, QM.

Kathleen A. McCarragher               Executive Vice President, Jennison. Vice President, PTC.

Thomas G. Wolfe                       Executive Vice President, Jennison.

Andrew Goldberg                       Senior Vice President, Jennison.  Vice President, QM.
                                         Signatory Second Vice President, PICA.

Leslie S. Rolison                     Senior Vice President, Jennison.

                                      * * *

     Salomon Brothers Asset Management Inc ("SaBAM"), 399 Park Avenue, New York, New York, 10022, serves as sub-adviser to TA IDEX Salomon All Cap and TA IDEX Salomon Investors Value. The directors and officers are as follows: Virgil H. Cumming, Member of the Board of Directors and Managing Director of Citigroup Global Markets Inc.; Peter J. Wilby, Member of the Board of Directors and Managing Director of SaBAM; Evan L. Melberg, Member of the Board of Directors and Managing Director of SaBAM; Michael F. Rosenbaum, Chief Legal Officer and General Counsel of Citigroup Asset Management; Jeffrey S. Scott, Compliance Officer.

                                      * * *

     T. Rowe Price Associates, Inc., ("T. Rowe") 100 East Pratt Street, Baltimore, Maryland 21202 serves as sub-adviser to TA IDEX T. Rowe Price Tax-Efficient Growth, TA IDEX T. Rowe Price Small Cap, and TA IDEX T. Rowe Price Health Sciences. Edward C. Bernard; James A.C. Kennedy; Mary J. Miller; David J.L. Narren; James S. Riepe; George A. Roche; and M. David Testa and Brian C. Rogers.

                                      * * *


     Transamerica Investment Management, LLC, ("TIM") 1150 South Olive Street, Suite 2700, Los Angeles, California 90015, serves as sub-adviser to TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica Small/Mid Cap Value, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Balanced, TA IDEX Transamerica Equity, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Value Balanced and TA IDEX Transamerica Money Market. The officers are Gary U. Rolle', Principal, Managing Director and Chief Investment Officer; John C. Riazzi, Principal Managing Director and Chief Executive Officer; Michelle E. Stevens, Principal, Managing Director and Portfolio Manager; Heidi
Y. Hu, Head of Fixed-Income Investments, Principal, Managing Director and Portfolio Manager; David W. Lubchenco, Principal and Managing Director; Glenn C. Weirick, Principal, Managing Director and Portfolio Manager; Bradley C. Slocum, Principal and Managing Director; Larry Norman, President and Chief Executive Officer of AEGON USA, Inc.; and Paula Nelsen, Chief Executive Officer of Transamerica. and Ray Ferrara, Manager, also serves as President, CEO of ProVise Management, a non-affiliated investment adviser.


                                      * * *


     Great Companies, L.L.C. ("Great Companies"), 635 Court Street, Clearwater, Florida 33756, serves as sub-adviser to TA IDEX Great Companies - America(SM) and TA IDEX Great Companies - Technology(SM), and as co-sub-adviser to TA IDEX Templeton Great Companies Global. John R. Kenney, Member and Manager, serves as Chairman and Co-CEO. James Hare Huguet, Member and Manager, serves as President, Co-CEO and Chief Investment Officer.; Thomas R. Moriarty, Manager, also serves as Chairman, Director and Co-President of InterSecurities, Inc.; Vice President of AFSG Securities Corp.; and Vice President of Western Reserve Life Assurance Co. of Ohio; John C. Riazzi, Manager, also serves as CEO of Transamerica

Investment Management, LLC ("TIM") an affiliated Investment Adviser of Great Companies, LLC; and Ray Ferrara, Manager, also serves as President, CEO of ProVise Management, a non-affiliated investment adviser.


                                      * * *

     Templeton Investment Counsel, LLC ("Templeton"), One Franklin Parkway, San Mateo, California 94403-1906, serves as co-sub-adviser to TA IDEX Templeton Great Companies Global. The executive officers of Templeton are as follows:
Donald F. Reed, CEO; Gary P. Motyl, President; Martin L. Flanagan, Executive Vice President & COO; Gregory E. McGowan, Executive Vice President; Mark R. Beveridge, Sr. Vice President & Portfolio Manager - Research Analyst; Tracy A. Harrington, Sr. Vice President - Institutional Marketing Support; William Howard, Executive Vice President & Portfolio Manager - Research Analyst; Charles
R. Hutchens, Sr. Vice President & Director Client Services; Peter A. Nori, Executive. Vice President & Director of Research; Cindy L. Sweeting, Executive. Vice President & Director of Research; Edgerton T. Scott, Sr. Vice President; Michael J. Corcoran, Vice President & Controller; Peter D. Anderson, Sr. Vice President - Institutional Marketing; Guang Yang, Sr. Vice President; Barbara J. Green, Secretary.

                                      * * *

     Federated Equity Management Company of Pennsylvania ("Federated"), Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as co-sub-adviser to TA IDEX Federated Market Opportunity. It is a subsidiary of Federated Investors, Inc.

     Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management by Federated and other subsidiaries of Federated Investors, Inc. is approximately $198 billion. The Trustees of Federated, their position with Federated, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); Keith M. Schappert, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp.; Trustee and President - Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.); Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Advisory Services Company, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bavard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.

     The remaining Officer of Federated is Secretary and Vice President: G. Andrew Bonnewell.

     The business address of each of the Officers of Federated is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.

                                      * * *

     American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri 64111, serves as sub-adviser to TA IDEX American Century Large Company Value. James Evans Stowers, Jr. is Chairman of the Board; James Evans Stowers, III is Co-Chairman of the Board; William McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David H. Reinmiller is Chief Compliance Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.

                                     * * *

     American Century Global Investment Management, Inc. ("ACGIM"), The Chrysler Building, 666 3rd Avenue, 23rd Floor, New York, New York 10017, serves as sub-adviser to TA IDEX American Century International. James Evans Stowers, Jr. is Chairman of the Board; James Evans Stowers, III is Co-Chairman of the Board; William McClellan Lyons is President, Chief Executive Officer and Director; Robert T. Jackson is Executive Vice President and Chief Financial Officer; David
H. Reinmiller is Chief Compliance Officer; David C. Tucker is Chief Legal Officer and Senior Vice President; William E. Koehler is Vice President and Investment Liaison; John A. Lopez is Senior Vice President; Mark L. Mallon is Chief Investment Officer and Senior Vice President.

                                      * * *

Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as sub-adviser to TA IDEX PIMCO Total Return and TA IDEX PIMCO Real Return TIPS. MANAGING DIRECTORS (28)

Tammie J. Arnold
William R. Benz
John B. Brynjolfsson
Wendy W. Cupps
Chris P. Dialynas
Mohamed A. El-Erian
William H. Gross (EC)
John L. Hague
Pasi M. Hamalainen
Brent R. Harris (EC)
Douglas M. Hodge (Tokyo)
Brent L. Holden (EC)
Margaret E. Isberg
James M. Keller
Raymond G. Kennedy
John S. Loftus
Sudesh N. Mariappa
Scott A. Mather (Munich)
Paul A. McCulley
Joseph McDevitt (London)
Dean S. Meiling (Consulting)
James F. Muzzy
Mohan V. Phansalkar
William F. Podlich (Consulting)
William C. Powers (EC)
Ernest L. Schmider
W. Scott Simon
Lee R. Thomas
William S. Thompson (EC)
Richard M. Weil (EC)
EC = Executive Committee
of PIMCO

CHIEF EXECUTIVE OFFICER
William S. Thompson

CHIEF FINANCIAL OFFICER
John C. Maney

CHIEF LEGAL OFFICER
Mohan V. Phansalkar

CHIEF OPERATING OFFICER
Richard M. Weil

CHIEF COMPLIANCE OFFICER
Denise C. Seliga

                                     * * *

AEGON USA Investment Management LLC ("AUIM"), 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, serves as sub-adviser to TA IDEX Transamerica High-Yield Bond. Its managers and officers are:

MANAGERS:
     Eric B. Goodman
     Brenda K. Clancy
     Craig D. Vermie

OFFICERS:
     Eric B. Goodman, President & Chief Investment Officer
     Kirk W. Buese, Executive Vice President - Private Finance
     Frank E. Collecchia, Executive Vice President-Portfolio Management Daniel P. Fox, Executive Vice President - Risk Management
     David R. Ludke, Executive Vice President
     Mark J. Zinkula, Executive Vice President - Public Fixed Income David M. Carney, Senior Vice President and Chief Financial Officer Bradley J. Beman, Senior Vice President
     John T. Bender, Senior Vice President
     Joel L. Coleman, Senior Vice President
     Mark E. Dunn, Senior Vice President
     David R. Halfpap, Senior Vice President
     William L. Hurwitz, Senior Vice President
     Steven P. Opp, Senior Vice President
     Sarvjeev S. Sidhu, Senior Vice President
     Michael B. Simpson, Senior Vice President
     Jon L. Skaggs, Senior Vice President
     Robert A. Smedley, Senior Vice President
     Josh E. Braverman, Vice President
     Ashok K. Chawla, Vice President
     Jeffrey D. Coil, Vice President
     Garry E. Creed, Vice President
     Douglas A. Dean, Vice President
     Mark D. Evans, Vice President
     Robert Fitzsimmons, Vice President
     Robert L. Hansen, Vice President
     Jon D. Kettering, Vice President
     James R. Landis, Vice President
     Jeffrey T. McGlaun, Vice President
     Michael J. Parrish, Vice President
     Stephanie M. Phelps, Vice President
     Boning Tong, Vice President
     Michael A. Urban, Vice President
     Xueqing Wang, Vice President
     Jeffrey A. Whitehead, Vice President
     Karen R. Wright, Vice President
     M. Christina Galligan, Assistant Vice President
     Karen E. Hufnagel, Assistant Vice President
     Michael N. Meese, Assistant Vice President
     Mary T. Pech, Assistant Vice President
     Paul J. Houk, General Counsel and Secretary
     Clint L. Woods, Assistant Secretary
     Clifton W. Flenniken III, Assistant Treasurer
     Daniel Seward, Assistant Treasurer
     Stephanie Steele. Assistant Treasurer

                                      * * *

     Banc of America Capital Management, LLC ("BACAP LLC"), 101 S. Tryon Street, Charlotte, North Carolina 28255, serves as sub-adviser to TA IDEX Marsico Growth. Keith Thomas Banks, President and Manager of BACAP LLC (2004 to present), also serves as Manager of BACAP Distributors, LLC (2004 to present), President, Chief Executive Officer, Chief Investment Officer and Director of Columbia Management Group, Inc. (2002 to present), Chairman, Chief Executive Officer, Chief Investment Officer and President of Columbia Management Advisors, Inc. (2002 to present), Director of Columbia Wanger Asset Management, L.P. (2001 to present), President, Chief Executive Officer, Chief Investment Officer, Director and Chairman of Liberty Asset Management Company (2001 to 2004), President, Chief Executive Officer, Chief Investment Officer and Director of Colonial Advisory Services Inc. (2001 to present). Prior to such, Mr. Banks most recently served as Director, Equity Division of JP Morgan Investment Management.; Lori Jane Ensinger, Managing Director of Active Equities (2003 to present), has also recently served as Director of Value Strategies of BACAP LLC (2001 to 2003).; Brenda Furlong, Head of Fixed Income Investments for BACAP LLC (2004 to present), also serves as Managing Director/Head of Fixed Income of Columbia Management Advisors, Inc. (2003 to present). Prior to such, Ms. Furlong most recently served as Chief Investment Officer, Hartford Financial Services Group, Inc. and President, Hartford Investment Management Company. Colin Moore, Managing Director and Head of Equity of BACAP LLC (2004 to present), also serves as Head of Equity for Columbia Management Group, the asset management division of Bank of America, N.A (2003 to present). Prior to such, Mr. Moore most recently served as Chief Investment Officer of Global/International Value Equities and Associate Director of Research at Putnam Investments. Mary A. Mullin, various to Chief Compliance Officer of BACAP LLC (2002 to present), also serves as Chief Compliance Officer of Columbia Management Advisors, Inc. (2004 to present), Chief Compliance Officer of Colonial Advisory Services, Inc. (2004 to present), various to Chief Compliance Officer of BACAP Distributors, LLC (2002 to present), Compliance Officer of BACAP Alternative Advisors, Inc. (2002 to 2004), Compliance Officer of BACAP Advisory Partners, LLC (2002 to 2004), and Corporate Compliance Executive of Banc of America Capital Management, the asset management division of Bank of America, N.A. (2002 to present). Prior to such, Ms. Mullin most recently served as various to Managing Director - Compliance for Deutsche Asset Management Americas for Deutsche Bank (1997 to 2002).; Roger A. Sayler, Chief Operating Officer, Managing Director, Senior Vice President, and Manager for BACAP LLC (2004 to present), also serves as Manager of BACAP Distributors, LLC (2004 to present), Director of Regional Advisors and Executive Vice President and Director of Columbia Management Group, Inc. (2002 to present), Director of Columbia Management Advisors, Inc. (2002 to present), Director of Colonial Advisory Services Inc. (2002 to present), President and Director of Steinroe Futures Inc. (2002 to present), and Director and Executive Vice President of Liberty Asset Management Company (2001 to present).; Peter David Taube, Chief Financial Officer and Treasurer for BACAP LLC (2002 to present), also serves as Treasurer of Columbia Management Advisors, Inc. (2004 to present), Treasurer of BACAP Distributors, LLC (2002 to present), and Treasurer of BACAP Advisory Partners, LLC (2002 to present). Prior to such, Mr. Taube most recently served as Director and Chief Financial Officer of Fixed Income Division of Americas' of Merrill Lynch (1999 to 2002).

                                      * * *


     ING Clarion Real Estate Securities ("Clarion"), 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087, serves as sub-adviser for TA IDEX Clarion Global Real Estate Securities. Its officers are: Ritson T. Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen
J. Furnary, Executive Officer; Charles Grossman, Executive Officer; G. Stephen Cordes, Executive Officer and Jeffrey A. Barclay, Executive Officer.


                                     * * *


     Fund Asset Management L.P., doing business as Mercury Advisors ("Mercury"), serves as sub-adviser to TA IDEX Mercury Large Cap Value and TA IDEX Mercury Global Allocation. Mercury is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. Robert C. Doll, President, Chief Investment Officer; Anthony J. Patti, Head - Americas Risk and Performance; Thomas J. Verage, Managing Director, Equity Investments; Brian J. Fullerton, Head of Investments; Kenneth A. Jacob, Co-Head - Tax-Exempt Investments; John M. Loffredo, Co-Head - Tax-Exempt Investments; Brian A. Murdock, First Vice President and Chief Operating Officer of Americas Region; Donald C. Burke, Treasurer; Andrew J. Donahue, Chief Legal Officer; Jay L. Willoughby, CIO - Private Investors; Archie J. Struthers, Head - Managed Account Team of Private Investors.


                                      * * *

     Gateway Investment Advisers, L.P. ("Gateway"), 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209, serves as sub-adviser to TA IDEX Protected Principal Stock. Walter G. Sall is Chairman and Chief Executive Officer; J. Patrick Rogers is President and Chief Investment Officer; Harry E. Merriken III, is Senior Vice President; Geoffrey Keenan is Chief Operating Officer and Executive Vice President; Paul R. Stewart is Senior Vice President; Donna M. Squeri is General Counsel, Chief

Compliance Officer, and Secretary; Gary H. Goldschmidt is Chief Financial Officer; and Nelson C. Bickel is Chief Information Officer and Vice President.

                                      * * *

     Morgan Stanley Investment Management serves as sub-adviser to TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Small Company Growth and TA IDEX Van Kampen Mid Cap Growth. Morgan Stanley serves as investment adviser to a number of investment companies. The executive officers of the sub-adviser are:
Mitchell M. Merin, Chairman, President, Chief Executive Officer and Director of the sub-adviser, and Van Kampen; A. Thomas Smith III, Managing Director and a Director of the sub-adviser, VK Adviser and Van Kampen; David M. Swanson, Chief Operating Officer and Director of the sub-adviser, Van Kampen; Joseph J. McAlinden, Managing Director and Chief Investment Officer of the sub-adviser and Van Kampen; John L. Sullivan, Managing Director and Director of the sub-adviser and Van Kampen; Edward C. Wood, III, Managing Director and Chief Administrative Officer of the sub-adviser and Van Kampen; Alexander C. Frank, Treasurer of the sub-adviser and Van Kampen; Walter E. Rein, Executive Director and Chief Financial Officer of the sub-adviser and Van Kampen; Stefanie Chang Yu, Secretary of the sub-adviser and Van Kampen. All of these executive officers have no substantial business, profession, vocation or employment other than their positions with the sub-adviser, its subsidiaries and affiliates. The business address of Messrs. Rein, Sullivan, Swanson and Wood is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181 - 5555. The address of Messrs. Merin, McAlinden, Smith and Ms. Chang Yu is 1221 Avenue of the Americas, New York, NY 10020. The address of Mr. Frank is 750 7th Avenue, New York, NY 10019.

                                      * * *

     J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as sub-adviser to TA IDEX J.P. Morgan Mid Cap Value and JP Morgan International Bond. J.P. Morgan is a wholly-owned subsidiary of J.P. Morgan Chase & Co. J.P. Morgan provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

The directors and principal officers of J.P. Morgan are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: George C. Gatch, Managing Director, Director and President of J.P. Morgan Funds; Evelyn E. Guernsey, Managing Director, Director and President of J.P. Morgan Investment Management Inc. ("JPMIM") and Chief Executive Officer of Institutional Sales and Services; Lawrence Unrein, Managing Director, Director and Head of the Private Equity Group for J.P. Morgan Fleming Asset Management ("JPMFAM"); Mark B. E. White, Managing Director, Director and Head of International Institutional Business for JPMFAM; Roy Kinnear, Managing Director, Treasurer of JPMIM; Anthony M. L. Roberts, Managing Director, Managing Director and Associate General Counsel and Head of Legal for J.P. Morgan Chase & Co.'s global asset management business; Thomas J. Smith, Managing Director, Chief Compliance Officer for J.P. Morgan Chase & Co.'s investment management business in the Americas.

                                      * * *


     Evergreen Investment Management Company, LLC ("Evergreen"), is sub-adviser to TA IDEX Evergreen International Small Cap. The officers and directors are Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee/Director. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980. Foster Bam
(69), Greenwich Plaza, Greenwich, CT-Trustee/Director. Partner in the law firm of Cummings and Lockwood since 1968. James S. Howell (72), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee/Director. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993. Gerald M. McDonnell (57), 209 East Nucor Rd. Norfolk, NE, NC-Trustee/Director. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988. Thomas L. McVerry (58), 4419 Parkview Drive, Charlotte, NC-Trustee/Director. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990. William Walt Pettit*(41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC-Trustee/Director. Partner in the law firm Holcomb and Pettit, P.A. since 1990; Attorney, Clontz and Clontz from 1980 to 1990. Russell A. Salton, III, M.D. (49) 205 Regency Executive Park, Charlotte, NC-Trustee/Director. Medical Director, U.S. Healthcare of Charlotte, NC since 1995, President, Primary Physician Care from 1990 to 1996. Michael S. Scofield (53), 212 S. Tryon Street, Suite 1280, Charlotte, NC-Trustee/Director. Attorney, Law Offices of Michael S. Scofield since 1969. Robert J. Jeffries (73), 2118 New Bedford Drive, Sun City Center, FL-Trustee/Director Emeritus. Corporate consultant since 1967. John J. Pileggi, 237 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992. Joan V. Fiore (40), 237 Park Avenue, Suite 910, New York, NY Secretary.

Managing Director and Counsel, Furman Selz LLC since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.



The officers listed above hold the same positions with thirteen investment companies offering a total of forty-three investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees/Directors of all thirteen investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees/Directors of twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs. Ashkin and Bam are Trustees/Directors and Mr. Jeffries is a Trustee/Director Emeritus of eleven of the investment companies (excluded are Evergreen Variable Trust and Evergreen Investment Trust). * Mr. Pettit may be deemed to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").



The officers of the Trusts are all officers and/or employees of Furman Selz LLC. Furman Selz LLC is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.


                                      * * *

     UBS Global Asset Management (Americas) Inc. ("UBS"), One North Wacker Drive, Chicago, IL 60606, serves as sub-adviser to TA IDEX UBS Large Cap Value. Kai Reiner Sotorp is President and Director; Mark F. Kemper is Secretary and Chief Legal Officer; Joseph M. McGill is Chief Compliance Officer; Joseph A Varnas is Head of Product Technology and Operations; Brian D. Singer is Chief Investment Officer; and Robert P. Wolfangel is Chief Financial Officer.

                                      * * *

     Alliance Capital Management, LP ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105, serves as sub-adviser to TA IDEX AllianceBernstein International Value. Lewis A. Sanders is Vice Chairman and Chief Executive Officer; Roger Hertog is Vice Chairman and Director; Christopher M. Condron, Lorie A. Slutsky, Nicolas Moreau, Dominique Carrel-Billiard, Benjamin D. Holloway, Henri De Castries, Denis Duverne, Stanley B. Tulin, William Jarmain and Peter J. Tobin are Directors; Gerald M. Lieberman is President, Chief Operating Officer and Director; Robert H. Joseph, Jr. is Senior Vice President and Chief Financial Officer; Mark R. Manley is Senior Vice President, Assistant Secretary and Chief Compliance Officer.

                                      * * *

     Credit Suisse Asset Management, LLC ("Credit Suisse"), 466 Lexington Avenue, New York, New York 10017, serves as sub-adviser to TA IDEX Credit Suisse Commodities. Bruce A. Barrett, Deborah C. Foord, Michael H. Neuburger, Jeffrey T. Rose, Lori A. Cohane, Steven B. Plump, Marian U. Pardo, Robert W. Decker, Dennis M. Schaney, Stephen J. Kaszynski, Susan E. Harris, Kevin D. Barry, Joseph Cherian, Michael E. Gray, Erik S. Mace and Martha Metcalf are Managing Directors; Lawrence D. Haber is Chief Financial Officer and Managing Director; Janet Y. Wang is Chief Administrative Officer and Managing Director; Emidio Morizio is Chief Compliance Officer and Director; Aja Mehra is General Counsel, Secretary and Director.

                                      * * *

     Neuberger Berman Management, Inc. ("Neuberger"), 605 Third Avenue, New York, New York 10158 serves as sub-adviser to TA IDEX Neuberger Berman International. Philip R. Carroll is Chief Compliance Officer; Peter E. Sundman is President and Director; Robert Matza, Jeffrey B. Lane and Jack L. Rivkin are Directors; Robert J. Conti and Brian J. Gaffney are Sr. Vice Presidents; Maxine
L. Gerson is General Counsel and Secretary; Edward S. Grieb is Chief Financial Officer and Treasurer.

                                      * * *

     OppenheimerFunds ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, New York, New York 10281, serves as sub-adviser to TA IDEX Oppenheimer Developing Markets. John V. Murphy is President, Chief Executive Officer and Director; James H. Ruff, Michael Baldwin and Craig P. Dinsell are Executive Vice Presidents; Robert G. Zack is Executive Vice President and General Counsel; Brian W. Wixted is Sr. Vice President and Treasurer; Kurt J. Wolfgruber is Chief Investment Officer; David M. Pfeffer is Sr. Vice President and Chief Financial Officer; Mark S. Vandehey is Sr. Vice President and Chief Compliance Officer.

ITEM 27 PRINCIPAL UNDERWRITER

AFSG Securities Corporation

     (a) The Registrant has entered into an Underwriting Agreement with AFSG Securities Corporation ("AFSG"), whose address is 4333 Edgewood Road NE, Cedar Rapids, Iowa 52494 to act as the principal underwriter of Fund shares.

     (b)  Directors and Officers of Principal Underwriter

          Name               Positions and Offices with Underwriter    Positions and Offices with Registrant
          ----               --------------------------------------    -------------------------------------
Larry N. Norman            (1)   Director and President                N/A

Paula G. Nelson            (5)   Director                              N/A

Phillip S. Eckman          (5)   Director                              N/A

Lisa Wachendorf            (1)   Vice President and Chief Compliance   N/A
                                 Officer

John K. Carter             (2)   Vice President                        Senior Vice President, Secretary,
                                                                       Counsel and Chief Compliance Officer

Michael C. Massrock        (2)   Vice President                        N/A

Carol A. Sterlacci         (2)   Assistant Controller and Treasurer    N/A

Frank A. Camp              (1)   Secretary                             N/A

Teresa L. Stolba           (1)   Assistant Compliance Officer          N/A

Clifton W. Flenniken III   (4)   Assistant Treasurer                   N/A

Priscilla I. Hechler       (2)   Assistant Vice President and          N/A
                                 Assistant Secretary

Darin D. Smith             (1)   Vice President and                    N/A
                                 Assistant Secretary

Kyle A. Keelan             (1)   Vice President                        N/A

(1)  4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)  570 Carillon Parkway, St. Petersburg, FL 33716-1202

(3)  400 West Market Street, Louisville, KY 40202

(4)  1111 North Charles Street, Baltimore, MD 21201

(5)  600 South Highway 169, Suite 1800, Minneapolis, MN 55426

ITEM 28 LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

     (a) Shareholder records are maintained by the Registrant's transfer agent, Transamerica Fund Services, Inc., P.O. Box 9015, Clearwater, FL 33758-9015.

     (b) All other accounting records of the Registrant are maintained at the offices of the Registrant at 570 Carillon Parkway, St. Petersburg, Florida 33716 and are in the physical possession of the officers of the Fund, or at the offices of the Custodian, Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116.

ITEM 29 MANAGEMENT SERVICES

     The Registrant has no management-related service contract that is not discussed in Part I of this form. See the section of the Prospectus entitled "Investment Advisory and Other Services" for a discussion of the management and advisory services furnished by TFAI, Janus, Jennison, T. Rowe Price, SaBAM, TIM, AUIM, Great Companies, Federated, Gateway, American Century, ACGIM, Clarion, BACAP, Templeton, PIMCO, Evergreen, J.P. Morgan, Mercury, MFS, TAM, UBS and Morgan Stanley pursuant to the Investment Advisory Agreements, the Sub-Advisory Agreements, the Administrative Services Agreement and the Underwriting Agreement.

ITEM 30 UNDERTAKINGS

          Not applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of St. Petersburg, and state of Florida, on the 30th day of December, 2005.


                                        Transamerica IDEX Mutual Funds


                                        By: /s/ Brian C. Scott
                                            ------------------------------------
                                            Brian C. Scott*
                                            President and Chief Executive
                                            Officer


     Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 75 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:





/s/ Peter R. Brown                 Chairman & Trustee          December 30, 2005
--------------------------------
Peter R. Brown*


/s/ Robert L. Anderson, Ph.D.      Trustee                     December 30, 2005
--------------------------------
Robert L. Anderson, Ph.D.*


/s/ Daniel Calabria                Trustee                     December 30, 2005
--------------------------------
Daniel Calabria*


/s/ Charles C. Harris              Trustee                     December 30, 2005
--------------------------------
Charles C. Harris*


/s/ Jack E. Zimmerman              Trustee                     December 30, 2005
--------------------------------
Jack E. Zimmerman*


/s/ Janice B. Case                 Trustee                     December 30, 2005
--------------------------------
Janice B. Case*


/s/ Thomas P. O'Neill              Trustee                     December 30, 2005
--------------------------------
Thomas P. O'Neill*


/s/ Russell A. Kimball, Jr.        Trustee                     December 30, 2005
--------------------------------
Russell A. Kimball, Jr.*


/s/ Leo J. Hill                    Trustee                     December 30, 2005
--------------------------------
Leo J. Hill*


/s/ William W. Short, Jr.          Trustee                     December 30, 2005
--------------------------------
William W. Short, Jr.*


/s/ John W. Waechter               Trustee                     December __, 2005
--------------------------------
John W. Waechter*


/s/ Brian C. Scott                 President, Chief            December 30, 2005
--------------------------------   Executive Officer
Brian C. Scott*                    and Trustee


/s/ Glenn E. Brightman             Vice President and          December 30, 2005
--------------------------------   Principal Financial
Glenn E. Brightman                 Officer



/s/ John K. Carter
-------------------------------------
*Signed by John K. Carter
Attorney in Fact

                                  EXHIBIT INDEX

23 (d)(1)(ss)    Investment Advisory Agreement - TA IDEX Van Kampen Mid-Cap
                 Growth

23 (d)(2)(mmm)   Amendment to Sub-Advisory Agreement - TA IDEX Van Kampen
                 Mic-Cap Growth

23(i)            Opinion of Counsel